IndyMac INDX Mortgage Loan Trust 2006-AR14 (and 5 additional grantor trusts)

                                Final Term Sheet

                           [IndyMac Bank, F.S.B. LOGO]

                          $1,097,063,000 (Approximate)

                                IndyMac MBS, Inc.
                                    Depositor

                              IndyMac Bank, F.S.B.
                          Sponsor, Seller and Servicer

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) AND IT IS EFFECTIVE WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                                 $1,097,063,000
                                  (Approximate)
                                INDYMAC MBS, INC.
                                    Depositor
                              [LOGO] IndyMac BankR
                          Sponsor, Seller and Servicer
  IndyMac INDX Mortgage Loan Trust 2006-AR14 (and 5 additional grantor trusts)
                                Issuing Entities

   Distributions are payable monthly on the 25th day of each month, beginning
                               November 27, 2006

The issuing entity (and the grantor trust issuing entities, in the case of the Class 1-A1A, Class 1-A2A, Class 1-A3A, Class 1-A3B and Class 1-A4A Certificates) will issue certificates, including the following classes of certificates being offered pursuant to this free writing prospectus and the accompanying prospectus:

-----------------------------------------------------------------------------------------------------
                  Initial Class                                       Initial Class
                   Certificate       Pass-Through                      Certificate       Pass-Through
Class               Balance(1)          Rate(2)        Class           Balance(1)           Rate(2)
-----------------------------------------------------------------------------------------------------
Class 1-A1A        $222,980,000        Variable        Class M-2       $22,241,000         Variable
-----------------------------------------------------------------------------------------------------
Class 1-A1B        $41,708,000         Variable        Class M-3       $8,340,000          Variable
-----------------------------------------------------------------------------------------------------
Class 1-A2A        $104,483,000        Variable        Class M-4       $13,901,000         Variable
-----------------------------------------------------------------------------------------------------
Class 1-A3A        $180,000,000        Variable        Class M-5       $6,672,000          Variable
-----------------------------------------------------------------------------------------------------
Class 1-A3B        $20,000,000         Variable        Class M-6       $6,116,000          Variable
-----------------------------------------------------------------------------------------------------
Class 1-A4A        $47,906,000         Variable        Class M-7       $5,560,000          Variable
-----------------------------------------------------------------------------------------------------
Class 2-A          $381,571,000        Variable        Class M-8       $5,560,000          Variable
-----------------------------------------------------------------------------------------------------
Class M-1          $24,465,000         Variable        Class M-9       $5,560,000          Variable
-----------------------------------------------------------------------------------------------------

----------
(1) This amount is approximate and is subject to a permitted variance in the aggregate of plus or minus 10%.

(2) The pass-through rate for each class of certificates is calculated as described in this free writing prospectus under "Summary" and is based on LIBOR.

--------------------------------------------------------------------------------

                                     SUMMARY

                             The Transaction Parties

Issuing Entities

The depositor will establish a trust with respect to the IndyMac INDX Mortgage Loan Trust 2006-AR14 Mortgage Pass-Through Certificates, Series 2006-AR14, which will be referred to as IndyMac INDX Mortgage Loan Trust 2006-AR14, and which will be a common law trust formed under the laws of the State of New York.

The depositor will also establish five grantor trusts with respect to the IndyMac INDX Mortgage Loan Grantor Trust 2006-AR14 1-A1A, IndyMac INDX Mortgage Loan Grantor Trust 2006-AR14 1-A2A, IndyMac INDX Mortgage Loan Grantor Trust 2006-AR14 1-A3A, IndyMac INDX Mortgage Loan Grantor Trust 2006-AR14 1-A3B and IndyMac INDX Mortgage Loan Grantor Trust 2006-AR14 1-A4A, each of which will be a common law trust formed under the laws of the State of New York. The trust and grantor trusts are sometimes referred to in this free writing prospectus as the issuing entity.

The certificates (other than the grantor trust certificates) represent in the aggregate the entire beneficial ownership interest in the trust. Each of the grantor trust Class 1-A1A, Class 1-A2A, Class 1-A3A, Class 1-A3B and Class 1-A4A Certificates represents the entire beneficial interest in the related grantor trust. The assets of the grantor trust for each of the Class 1-A1A, Class 1-A2A, Class 1-A3A, Class 1-A3B and Class 1-A4A Certificates will include (x) the Class 1-A1AU, Class 1-A2AU, Class 1-A3AU, Class 1-A3BU and Class 1-A4AU Certificates, respectively, and (y) the related cap agreement, as described in this free writing prospectus.

Distributions of interest and principal on the offered certificates (other than the grantor trust certificates) will be made from payments received in connection with the mortgage loans as described below. Distributions of interest and principal on the grantor trust certificates will be made indirectly from distributions received on the related underlying class of certificates as described below and from payments that may be made to the related grantor trust pursuant to the related cap agreement.

Depositor

IndyMac MBS, Inc., a Delaware corporation and a limited purpose finance subsidiary of IndyMac Bank, F.S.B. Its address is 155 North Lake Avenue, Pasadena, California 91101, and its telephone number is (800) 669-2300.

Sponsor, Seller and Servicer

IndyMac Bank, F.S.B., a federal savings bank. Its principal executive offices are located at 888 East Walnut Street, Pasadena, California 91101-7211, and its telephone number is (800) 669-2300.

Trustee and Grantor Trustee

Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located (i) for purposes of certificate transfers, at DB Services Tennessee, 648 Grassmere Park Road., Nashville, Tennessee 37211-3658, Attention: Transfer Unit and (ii) for all other purposes, at 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Trust Administration IN06AE, and its telephone number is (714) 247-6000.

Corridor Contract Counterparty and Cap Counterparty

Lehman Brothers Special Financing, a Delaware corporation. The principal executive office of the cap counterparty is located at 745 Seventh Avenue, New York, New York 10019. The obligations of Lehman Brothers Special Financing under the corridor contract and cap agreements will be guaranteed by the Lehman Brothers Holdings Inc. The corridor contract counterparty, the cap counterparty, the guarantor of the corridor contract and cap agreements and the underwriter are affiliated entities.

The NIM Insurer

After the closing date, a separate trust (or other form of entity) may be established to issue net interest margin securities secured by all or a portion of the Class P and Class C Certificates. Those net interest margin securities may have the benefit of one or more financial guaranty insurance policies that guaranty payments on those securities. The insurer or insurers issuing these financial guaranty insurance policies are referred to in this free writing prospectus

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                                      S-2

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as the "NIM Insurer." The references to the NIM Insurer in this free writing prospectus apply only if the net interest margin securities are so insured.

Any NIM Insurer will have a number of rights under the pooling and servicing agreement that will limit and otherwise affect the rights of the holders of the offered certificates. Any insurance policy issued by a NIM Insurer will not cover, and will not benefit in any manner, the offered certificates.

Pooling and Servicing Agreement

The pooling and servicing agreement among the seller, the servicer, the depositor, the trustee and the grantor trustee, under which the trust, grantor trusts and supplemental interest trust will be formed.

Cut-off Date

For any mortgage loan, the later of October 1, 2006 and the origination date of that mortgage loan.

Closing Date

On or about October 31, 2006.

Interest Shortfall Payments:

To the extent needed to make required interest distributions on the offered certificates for the first distribution date, on or prior to the first distribution date, a deposit will be made into the distribution account to offset shortfalls in interest collections arising from the inclusion of newly originated loans that have current mortgage rates that are equal to their initial mortgage rates, which in many cases is less than the sum of the index applicable at origination and the gross margin.

The Mortgage Loans:

The mortgage pool will consist primarily of 30- and 40- year conventional adjustable-rate negative amortization mortgage loans secured by first liens on one- to four-family residential properties. The mortgage loans will be divided into two groups. Each group of mortgage loans is referred to as a "loan group." All of the loan group 1 and loan group 2 mortgage loans bear adjustable interest rates based on the 1-year MTA index, which is a 12-month average of the monthly yields on United States Treasury securities adjusted to a constant maturity of one year.

As of the cut-off date, the mortgage pool had an aggregate stated principal balance of approximately $1,112,080,185, approximately $687,167,926 of which are group 1 mortgage loans and approximately $424,912,259 of which are group 2 mortgage loans. All of the mortgage loans in loan group 2 have original principal balances that conform to the guidelines of Freddie Mac.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be added to or substituted for the mortgage loans that are described in this free writing prospectus. Any addition or substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the depositor expects that all of the mortgage loans in the issuing entity will have the following characteristics:

   Aggregate Stated
     Principal Balance .......................................... $1,112,080,185

   Geographic
     Concentrations in
     excess of 10%:
     California ......................................................... 62.83%

   Weighted Average
      Original LTV Ratio ................................................ 75.36%

   Weighted Average
      Mortgage Rate ..................................................... 6.581%

   Range of Mortgage Rates .................................... 1.000% to 9.563%

   Average Current
      Principal Balance ............................................... $356,093

   Range of Current
      Principal Balances ................................. $17,731 to $3,001,682

   Weighted Average
      Remaining Term to
      Maturity ...................................................... 385 months

   Weighted Average FICO
      Credit Score ......................................................... 700

   Weighted Average Gross
      Margin ............................................................ 3.381%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Weighted Average
      Maximum Mortgage
      Rate .............................................................. 9.975%

   Weighted Average
      Minimum Mortgage
      Rate .............................................................. 3.381%

   Range of Months to Next
      Mortgage Rate
      Adjustment ............................................................. 1

   Range of Months to Next
      Payment Adjustment ............................................... 1 to 61

   Initial Fixed Payment Period
          12 Months ..................................................... 91.14%
          60 Months ...................................................... 8.86%

   Negative Amortization
      Limit
          110% .......................................................... 60.94%
          115% .......................................................... 39.02%
          125% ........................................................... 0.04%

   Percentage by Loan Group
          Loan Group 1 .................................................. 61.79%
          Loan Group 2 .................................................. 38.21%

As of the cut-off date, the depositor expects that mortgage loans in loan group 1 will have the following characteristics:

   Aggregate Stated
     Principal Balance ............................................ $687,167,926

   Geographic
     Concentrations in
     excess of 10%:
     California ......................................................... 69.10%

   Weighted Average
      Original LTV Ratio ................................................ 76.03%

   Weighted Average
      Mortgage Rate ..................................................... 6.579%

   Range of Mortgage Rates .................................... 1.000% to 9.500%

   Average Current
      Principal Balance ............................................... $452,084

   Range of Current
      Principal Balances ................................. $85,285 to $3,001,682

   Weighted Average
      Remaining Term to
      Maturity ...................................................... 385 months

   Weighted Average FICO
      Credit Score ......................................................... 702

   Weighted Average Gross
      Margin ............................................................ 3.329%

   Weighted Average
      Maximum Mortgage
      Rate .............................................................. 9.976%

   Weighted Average
      Minimum Mortgage
      Rate .............................................................. 3.329%

   Range of Months to Next
      Mortgage Rate
      Adjustment ............................................................. 1

   Range of Months to Next
      Payment Adjustment ............................................... 1 to 61

   Initial Fixed Payment Period
          12 Months ..................................................... 92.44%
          60 Months ...................................................... 7.56%

   Negative Amortization
      Limit
          110% .......................................................... 62.81%
          115% .......................................................... 37.12%
          125% ........................................................... 0.07%

As of the cut-off date, the depositor expects that the mortgage loans in loan group 2 will have the following characteristics:

   Aggregate Stated
     Principal Balance ............................................ $424,912,259

   Geographic
     Concentrations in
     excess of 10%:
     California ......................................................... 52.71%

   Weighted Average
      Original LTV Ratio ................................................ 74.28%

   Weighted Average
      Mortgage Rate ..................................................... 6.585%

   Range of Mortgage Rates .................................... 1.000% to 9.563%

   Average Current
      Principal Balance ............................................... $265,073

   Range of Current
      Principal Balances ................................... $17,731 to $605,024

   Weighted Average
      Remaining Term to
      Maturity ...................................................... 384 months

   Weighted Average FICO
      Credit Score ......................................................... 695

   Weighted Average Gross
      Margin ............................................................ 3.465%

   Weighted Average
      Maximum Mortgage
      Rate .............................................................. 9.975%

   Weighted Average
      Minimum Mortgage
      Rate .............................................................. 3.465%

   Range of Months to Next

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Mortgage Rate
      Adjustment ............................................................. 1

   Range of Months to Next
      Payment Adjustment ............................................... 1 to 61

   Initial Fixed Payment Period
          12 Months ..................................................... 89.04%
          60 Months ..................................................... 10.96%

   Negative Amortization
      Limit
          110% .......................................................... 57.90%
          115% .......................................................... 42.10%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description of the Certificates

The issuing entities will issue the following classes of certificates:

                               Initial
                                Class
                             Certificate                                                                                   Initial
                           Balance/Initial                                                                                 Rating
                           Notional Amount                                        Final Scheduled       Modeled Final    S&P/Moody's
           Class                 (1)          Principal Type      Interest Type  Distribution Date    Distribution Date      (3)
-------------------------  ---------------  -------------------   -------------  -----------------    -----------------  -----------
 Offered Certificates
 1-A1A...................   $222,980,000    Senior/Super Senior   Variable Rate  November 25, 2046    August 25, 2008       AAA/Aaa

 1-A1B...................    $41,708,000      Senior/Support      Variable Rate  November 25, 2046    October 25, 2009      AAA/Aaa

 1-A2A...................   $104,483,000    Senior/Super Senior   Variable Rate  November 25, 2046    June 25, 2009         AAA/Aaa

 1-A3A...................   $180,000,000    Senior/Super Senior   Variable Rate  November 25, 2046    October 25, 2011      AAA/Aaa

 1-A3B...................    $20,000,000      Senior/Support      Variable Rate  November 25, 2046    October 25, 2011      AAA/Aaa

 1-A4A...................    $47,906,000    Senior/Super Senior   Variable Rate  November 25, 2046    October 25, 2009      AAA/Aaa

 2-A.....................   $381,571,000          Senior          Variable Rate  November 25, 2046    October 25, 2011      AAA/Aaa

 M-1.....................    $24,465,000        Subordinate       Variable Rate  November 25, 2046    October 25, 2011      AA+/Aaa

 M-2.....................    $22,241,000        Subordinate       Variable Rate  November 25, 2046    October 25, 2011       AA/Aa1

 M-3.....................     $8,340,000        Subordinate       Variable Rate  November 25, 2046    October 25, 2011      AA-/Aa1

 M-4.....................    $13,901,000        Subordinate       Variable Rate  November 25, 2046    October 25, 2011       A+/Aa2

 M-5.....................     $6,672,000        Subordinate       Variable Rate  November 25, 2046    October 25, 2011       A/Aa3

 M-6.....................     $6,116,000        Subordinate       Variable Rate  November 25, 2046    October 25, 2011       A-/A1

 M-7.....................     $5,560,000        Subordinate       Variable Rate  November 25, 2046    October 25, 2011      BBB+/A2

 M-8.....................     $5,560,000        Subordinate       Variable Rate  November 25, 2046    October 25, 2011      BBB/Baa1

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                                      S-6

--------------------------------------------------------------------------------

                               Initial
                                Class
                             Certificate                                                                                   Initial
                           Balance/Initial                                                                                 Rating
                           Notional Amount                                        Final Scheduled       Modeled Final    S&P/Moody's
           Class                 (1)          Principal Type      Interest Type  Distribution Date    Distribution Date      (3)
-------------------------  ---------------  -------------------   -------------  -----------------    -----------------  -----------
 M-9.....................     $5,560,000        Subordinate       Variable Rate  November 25, 2046    September 25, 2011   BBB-/Baa2

 Non-Offered Certificates
 (3)

 1-A1AU .................   $222,980,000    Senior/Super Senior   Variable Rate  November 25, 2046    August 25, 2008       AAA/Aaa

 1-A2AU .................   $104,483,000    Senior/Super Senior   Variable Rate  November 25, 2046    June 25, 2009         AAA/Aaa

 1-A3AU .................   $180,000,000    Senior/Super Senior   Variable Rate  November 25, 2046    October 25, 2011      AAA/Aaa

 1-A3BU .................    $20,000,000      Senior/Support      Variable Rate  November 25, 2046    October 25, 2011      AAA/Aaa

 1-A4AU .................    $47,906,000    Senior/Super Senior   Variable Rate  November 25, 2046    October 25, 2009      AAA/Aaa

                                             Senior/Notional
 1-AX....................   $123,415,400   Amount/Interest Only   Variable Rate   November 25, 2046   October 25, 2011      AAA/Aaa

                                             Senior/Notional
 2-AX....................    $76,314,200   Amount/Interest Only   Variable Rate   November 25, 2046   October 25, 2011      AAA/Aaa

 M-10....................     $4,448,000        Subordinate       Variable Rate   November 25, 2046   May 25, 2011           NR/Ba1

 P.......................     $100          Prepayment Charges         N/A               N/A                 N/A             N/A

 C.......................      N/A                  N/A                NR                N/A                 N/A              NR

 R.......................      N/A                  N/A                NR                N/A                 N/A              NR

-------------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 10% and depends on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they and the underlying Class 1-A1AU, Class 1-A2AU, Class 1-A3AU, Class 1-A3BU, Class 1-A4AU Certificates are assigned the indicated ratings by Standard & Poor's, a division of the McGraw-Hill Companies ("S&P") and Moody's Investors Service ("Moody's"). "NR" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies. The rating of the Class 1-A2AU and the classes of grantor trust certificates set forth above do not take into account the existence of the corridor contract and the cap agreements, respectively.

(3) The Class 1-AX, Class 2-AX, Class M-10, Class P, Class C and Class R Certificates are not offered by this free writing prospectus. The Class P Certificates will be entitled to any prepayment charges collected on the mortgage loans. The Class C Certificates will be entitled to receive any excess cashflow from the mortgage loans after all required distributions are made on the LIBOR certificates. The Class R Certificate is a REMIC tax residual. The Class 1-A1AU, Class 1-A2AU, Class 1-A3AU, Class 1-A3BU, Class 1-A4AU Certificates are not offered hereby, but will each will be held in a separate grantor trust for the benefit of the Class 1-A1A, Class 1-A2A, Class 1-A3A, Class 1-A3B and Class 1-A4A Certificates, respectively. Any information contained in this free writing prospectus with respect to these certificates is provided only to permit a better understanding of the offered certificates.

--------------------------------------------------------------------------------

The certificates also will have the following characteristics:

                                         Pass-Through Rate
                          Initial           Before and          Pass-Through Rate
                        Pass-Through  Including the Optional    After the Optional      Interest            Interest
       Class              Rate (1)     Termination Date (2)    Termination Date (3)   Accrual Period   Accrual Convention
--------------------    ------------  ----------------------   --------------------   --------------   ------------------
Offered Certificates

 1-A1A.............       5.4100%        LIBOR + 0.090%(4)       LIBOR + 0.180%(4)          (5)          Actual/360 (6)
 1-A1B.............       5.4600%        LIBOR + 0.140%(4)       LIBOR + 0.280%(4)          (5)          Actual/360 (6)
 1-A2A.............       5.4700%        LIBOR + 0.150%(4)       LIBOR + 0.300%(4)          (5)          Actual/360 (6)
 1-A3A.............       5.5200%        LIBOR + 0.200%(4)       LIBOR + 0.400%(4)          (5)          Actual/360 (6)
 1-A3B.............       5.6200%        LIBOR + 0.300%(4)       LIBOR + 0.600%(4)          (5)          Actual/360 (6)
 1-A4A.............       5.4900%        LIBOR + 0.170%(4)       LIBOR + 0.340%(4)          (5)          Actual/360 (6)
 2-A...............       5.5200%        LIBOR + 0.200%(4)       LIBOR + 0.400%(4)          (5)          Actual/360 (6)
 M-1...............       5.7200%        LIBOR + 0.400%(4)       LIBOR + 0.600%(4)          (5)          Actual/360 (6)
 M-2...............       5.7400%        LIBOR + 0.420%(4)       LIBOR + 0.630%(4)          (5)          Actual/360 (6)
 M-3...............       5.7600%        LIBOR + 0.440%(4)       LIBOR + 0.660%(4)          (5)          Actual/360 (6)
 M-4...............       5.8500%        LIBOR + 0.530%(4)       LIBOR + 0.795%(4)          (5)          Actual/360 (6)
 M-5...............       5.9000%        LIBOR + 0.580%(4)       LIBOR + 0.870%(4)          (5)          Actual/360 (6)
 M-6...............       5.9700%        LIBOR + 0.650%(4)       LIBOR + 0.975%(4)          (5)          Actual/360 (6)
 M-7...............       6.4200%        LIBOR + 1.100%(4)       LIBOR + 1.650%(4)          (5)          Actual/360 (6)
 M-8...............       6.7200%        LIBOR + 1.400%(4)       LIBOR + 2.100%(4)          (5)          Actual/360 (6)
 M-9...............       7.0700%        LIBOR + 1.750%(4)       LIBOR + 2.625%(4)          (5)          Actual/360 (6)
 Non-Offered
 Certificates
 1-A1AU............       5.4100%        LIBOR + 0.090%(4)       LIBOR + 0.180%(4)          (5)          Actual/360 (6)
 1-A2AU............       5.4700%        LIBOR + 0.150%(4)       LIBOR + 0.300%(4)          (5)          Actual/360 (6)
 1-A3AU............       5.5200%        LIBOR + 0.200%(4)       LIBOR + 0.400%(4)          (5)          Actual/360 (6)

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                                      S-8

--------------------------------------------------------------------------------

                                         Pass-Through Rate
                          Initial           Before and          Pass-Through Rate
                        Pass-Through  Including the Optional    After the Optional      Interest            Interest
       Class              Rate (1)     Termination Date (2)    Termination Date (3)   Accrual Period   Accrual Convention
--------------------    ------------  ----------------------   --------------------   --------------   ------------------
 1-A3BU............       5.6200%        LIBOR + 0.300%(4)       LIBOR + 0.600%(4)          (5)          Actual/360 (6)
 1-A4AU............       5.4900%        LIBOR + 0.170%(4)       LIBOR + 0.340%(4)          (5)          Actual/360 (6)
 1-AX..............       (8)                  (8)                     (8)                  (9)            30/360 (9)
 2-AX..............       (8)                  (8)                     (8)                  (9)            30/360 (9)
 M-10..............       7.0700%        LIBOR + 1.750%(4)       LIBOR + 2.625%(4)          (5)          Actual/360 (6)
 P.................       N/A            N/A                     N/A                        N/A               N/A
 C.................       N/A            N/A                     N/A(10)                    (10)              N/A
 R.................       N/A            N/A                     N/A(10)                    (10)              N/A

----------
(1)   Reflects the pass-through rate as of the closing date.

(2) Reflects the pass-through rate calculation up to and including the earliest possible distribution date on which the servicer, on behalf of Lehman Brothers Inc., has the option to purchase the mortgage loans as described in this free writing prospectus under "Description of the Certificates--Termination of the Issuing Entity; Optional Termination."

(3) Reflects the pass-through rate calculation after the option to purchase the mortgage loans is not exercised by the servicer, on behalf of Lehman Brothers Inc., at the earliest possible distribution date as described in this free writing prospectus under "Description of the Certificates--Termination of the Issuing Entity; Optional Termination."

(4) The pass-through rates for the LIBOR Certificates (other than the notional amount certificates) adjust monthly based on the level of one-month LIBOR, subject to the related net rate cap. LIBOR for the related interest accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Determination of LIBOR."

(5) The interest accrual period for any distribution date will be the period beginning on the preceding distribution date (or in the case of the first distribution date, on October 25, 2006) and ending on the day immediately preceding that distribution date.

(6) Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the interest accrual period.

(7) The Class 1-A1AU, Class 1-A2AU, Class 1-A3AU, Class 1-A3BU, Class 1-A4AU Certificates are not offered hereby, but will each will be held in a separate grantor trust for the benefit of the Class 1-A1A, Class 1-A2A, Class 1-A3A, Class 1-A3B and Class 1-A4A Certificates, respectively.

(8) The pass-through rate for the Class 1-AX and Class 2-AX Certificates for the interest accrual period related to any distribution date (except for the first distribution date) will be the excess, if any, of (x) the related net rate cap over (y) the product of (1) one-month LIBOR plus the applicable pass-through margin and (2) the actual number of days in that interest accrual period divided by 30. For the first distribution date only, the pass-through rates for the Class 1-AX and Class 2-AX Certificates will be 0.5970101% and 0.6048524%, respectively.

(9) Interest accrues at the rate specified in this table based on a 360-day year that consists of twelve 30-day months; provided, however, that for the interest accrual period related to the first distribution date, the pass-through rate of this class of certificates will be the product of (x) the notional balance of this class of certificates, (y) the pass-through rate described in footnote (8) above and (z) a fraction, the numerator of which is 25 and the denominator of which is 360.

(10) The Class P, Class C and Class R Certificates will not accrue any interest.

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                                      S-9
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Designations

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

   Designation              Class of Certificates
  --------------   --------------------------------------
     Senior        Class 1-A1AU, Class 1-A1B, Class
   Certificates:   1-A2AU, Class 1-A3AU, Class 1-A3BU,
                   Class 1-A4AU, Class 1-AX, Class 2-A,
                   Class 2-AX Certificates

  Super Senior     Class 1-A1AU, Class 1-A1A, Class
   Certificates:   1-A2AU, Class 1-A2A, Class 1-A3AU,
                   Class 1-A3A, Class 1-A4AU and Class
                   1-A4A Certificates

     Support       Class 1-A1B, Class 1-A3BU and Class
   Certificates:   1-A3B Certificates

  Subordinated     Class M-1, Class M-2, Class M-3,
   Certificates:   Class M-4, Class M-5, Class M-6,
                   Class M-7, Class M-8, Class M-9 and
                   Class M-10 Certificates

 Group 1 Senior    Class 1-A1AU, Class 1-A1B, Class
   Certificates:   1-A2AU, Class 1-A3AU, Class 1-A3BU,
                   Class 1-A4AU and Class 1-AX Certificates

 Group 2 Senior    Class 2-A and Class 2-AX Certificates
   Certificates:

  Grantor Trust    Class 1-A1A, Class 1-A2A, Class 1-A3A,
   Certificates:   Class 1-A3B and Class 1-A4A Certificates

      LIBOR        Senior, Subordinated Certificates and
   Certificates:   Grantor Trust Certificates

     Offered       Class 1-A1A, Class 1-A1B, Class 1-A2A,
   Certificates:   Class 1-A3A, Class 1-A3B, Class 1-A4A,
                   Class 2-A, Class M-1, Class M-2, Class M-3,
                   Class M-4, Class M-5, Class M-6, Class
                   M-7, Class M-8 and Class M-9 Certificates

 Notional Amount   Class 1-AX and Class 2-AX Certificates
   Certificates:

   Non-offered     Class 1-A1AU, Class 1-A2AU, Class
   Certificates:   1-A3AU, Class 1-A3BU, Class 1-A4AU,
                   Class 1-AX, Class 2-AX, Class M-10, Class P, Class C and
                   Class R Certificates

Distributions on each class of grantor trust certificates will be made indirectly from distributions made on the related class of underlying certificates and from payments that may be made pursuant to the related cap agreement, as described in this free writing prospectus.

The rights of the holders of the subordinated certificates to receive distributions of principal and interest will be subordinate to the rights of the holders of the senior certificates.

The Class 1-AX and Class 2-AX Certificates will be entitled to receive the related current interest and interest carry forward amount on each distribution date.

The Class C Certificates will be entitled to receive any monthly excess cashflow from the mortgage loans after required distributions are made to the senior and subordinated certificates.

The Class P Certificates will be entitled to receive prepayment charges paid by borrowers upon certain full or partial prepayment of the mortgage loans to the extent the issuing entity is entitled to those prepayment charges. These amounts will not be available for distribution to any other classes of certificates.

The Class 1-A1AU, Class 1-A2AU, Class 1-A3AU, Class 1-A3BU, Class 1-A4AU, Class 1-AX, Class 2-AX, Class M-10, Class C, Class P and Class R Certificates are not offered by this free writing prospectus.

Effect of negative amortization. If interest accrued on a mortgage loan for a given month exceeds the minimum monthly payment due for that mortgage loan, the amount of that excess will be added to the outstanding principal balance of that mortgage loan in the form of deferred interest. For any distribution date, the excess, if any, of (i) the deferred interest with respect to the mortgage loans in a loan group for the calendar month prior to that distribution date, over
(ii) the aggregate amount of principal payments (including prepayments and recoveries) received with respect to the mortgage loans in that loan group during the related prepayment and due periods (referred to in this free writing prospectus as the "net deferred interest"), will be deducted from the interest distributions to the related certificates as described in this free writing prospectus. As long as there has been no default in payment under the related cap agreement, net deferred interest that otherwise would reduce the interest on a class of grantor trust certificates (due to the allocation of net deferred interest to the related class of underlying certificates) will be covered by the related cap agreement. The amount deducted from the interest distributable to a class of certificates will be added to the class certificate balance of that class.

Record Date

The business day immediately preceding a distribution date or, if the offered certificates are no longer book-entry certificates, the last business day

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                                      S-10
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of the month preceding the month of a distribution date.

Denominations

$25,000 and multiples of $1 in excess thereof. Registration of Certificates

Offered Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates will hold their beneficial interests through The Depository Trust Company in the United States and, upon request, through Clearstream Luxembourg or the Euroclear System in Europe.

Distribution Dates

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions the next business day. The first distribution date is scheduled for November 27, 2006.

Interest Distributions

On each distribution date, to the extent funds are available, each class of interest-bearing certificates will be entitled to receive interest accrued at the applicable pass-through rate during the related interest accrual period on its class certificate balance or notional amount immediately prior to that distribution date (less any net deferred interest allocated to that class), any interest carry forward amount and any net rate carryover due and any accrued interest on this amount. Interest distributions on a class of grantor trust certificates will generally include interest payments on the mortgage loans that are distributed to the related class of underlying certificates and amounts paid under the related cap agreement; and with respect to the Class 1-A2A Certificates, amounts paid to the Class 1-A2AU Certificates under the corridor contract.

Interest will accrue for each interest accrual period related to a distribution date on each class of offered certificates and the grantor trust certificates at the lesser of (1) the applicable annual rate as described in the table on page S-11 for that class of certificates and (2) the related net rate cap for that distribution date. The net rate cap for the group 1 senior certificates and the group 2 senior certificates is a limitation generally based on the weighted average mortgage rates of the related mortgage loans during the applicable due period, net of certain fees and expenses of the issuing entity and interest due on the related class of notional amount certificates for that distribution date. The net rate cap for the subordinated certificates is a limitation generally based on the weighted average of the net rate caps for the group 1 senior certificates and the group 2 senior certificates.

The amount of interest distributable on a distribution date with respect to the interest-bearing certificates will be reduced by the amount of net deferred interest on the mortgage loans in the related loan group for that distribution date, as described under "Description of the Certificates - Interest" in this free writing prospectus; provided that so long as there is no default under the related cap agreement, net deferred interest that would reduce the interest on a class of grantor trust certificates will be covered by payments under the related cap agreement.

When a borrower makes a full or partial prepayment on a mortgage loan, the amount of interest that the borrower is required to pay may be less than the amount of interest certificateholders would otherwise be entitled to receive with respect to the mortgage loan. The servicer is required to reduce its servicing compensation to offset this shortfall but the reduction for any distribution date is limited to an amount equal to the product of one-twelfth of 0.375% multiplied by the aggregate stated principal balance of the mortgage loans as of the first day of the prior month. If the aggregate amount of interest shortfalls resulting from prepayments on the mortgage loans exceeds the amount of the reduction in the servicer's servicing compensation (with respect to the grantor trust certificates, indirectly through the related class of underlying certificates), the interest entitlement for each class of certificates will be reduced proportionately by the amount of this excess.

For each class of certificates, any net rate carryover (which is interest due on a prior distribution date that was not paid on a prior distribution date due to the application of the related net rate cap) will be payable from excess cashflow as and to the extent described in this free writing prospectus and in the case of the Class 1-A2AU Certificates (and, with respect to the Class 1-A2A Certificates, indirectly through the Class 1-A2AU Certificates), from payments, if any, made under the corridor contract.

Principal Distributions

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the

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                                      S-11

--------------------------------------------------------------------------------

distribution of principal. Principal distributions on a class of grantor trust certificates will generally include principal payments on the mortgage loans that are distributed to the related class of underlying certificates after reimbursement for payments made by the cap counterparty under the related cap agreement in connection with net deferred interest allocated to the related class of underlying certificates. The manner of distributing principal among the classes of certificates will depend on the priority of distributions, which will differ, as described in this free writing prospectus, depending on whether the distribution date is before or on or after the stepdown date and on the loss and delinquency performance of the mortgage loans.

Amounts Available for Distributions on the Certificates (other than the Grantor Trust Certificates)

Amounts Available with Respect to Interest Distributions

The amount available for interest distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis based on the "interest remittance amount" for each loan group. The interest remittance amount for each loan group for any distribution date will generally consist of the following amounts with respect to the mortgage loans in that loan group (after the fees and expenses described under the next heading are subtracted), in each case to the extent received, collected or paid as provided in the pooling and servicing agreement:

o payments of interest on the mortgage loans in that loan group less the related expense fees;

o interest collected in connection with prepayments of the mortgage loans in that loan group;

o interest amounts advanced by the servicer with respect to the mortgage loans in that loan group;

o any compensating interest paid by the servicer related to prepayments of the mortgage loans in that loan group;

o liquidation proceeds of the mortgage loans in that loan group (to the extent allocable to interest); and

o the lesser of (1) the aggregate amount of principal payments (including prepayments and recoveries) on the mortgage loans in that loan group and
      (2) the aggregate deferred interest on the mortgage loans in that loan group.

Amounts Available with respect to Principal Distributions

The amount available for principal distributions on the certificates (other than the grantor trust certificates) on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts with respect to the mortgage loans in a loan group, in each case to the extent received, collected or paid as provided in the pooling and servicing agreement:

(A) the excess, if any, of the sum of:

o     payments of principal of the mortgage loans in that loan group;

o principal advances by the servicer related to the mortgage loans in that loan group;

o     prepayments on the mortgage loans in that loan group;

o the stated principal balance of any mortgage loans in that loan group repurchased or purchased by the seller or the servicer, as applicable;

o the excess, if any, of the stated principal balance of a deleted mortgage loan in that loan group over the related substitute mortgage loan;

o subsequent recoveries with respect to the mortgage loans in that loan group; and

o liquidation proceeds of the mortgage loans in that loan group (to the extent allocable to principal)

over

o the aggregate deferred interest on the mortgage loans in that loan group for that distribution date minus

(B) all non-recoverable advances relating to principal on the related mortgage loans and certain expenses reimbursed since the prior due date.

Amounts Available for Distribution on the Grantor Trust Certificates

The amount available for distribution on a class of grantor trust certificates on any distribution date will be the related grantor trust available funds. With respect to any distribution date and class of grantor trust certificates, the grantor trust available funds consist of the sum of:

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                                      S-12

--------------------------------------------------------------------------------

      (i) any distributions received from the related class of underlying certificates including, with respect to the Class 1-A2A Certificates, amounts received by the Class 1-A2AU Certificates under the corridor contract; and

      (ii) any payments received by the grantor trustee from the cap counterparty under the related cap agreement.

Fees and Expenses

The amounts available for distribution on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

o the servicing fee and additional servicing compensation due to the servicer;

o     the trustee fee due to the trustee;

o amounts reimbursed to the servicer and the trustee in respect of advances previously made by them and other amounts for which the servicer and trustee are entitled to be reimbursed; and

o all other amounts for which the trustee, the grantor trustee, the depositor, the seller or the servicer is entitled to be reimbursed.

These amounts will reduce the amount distributed to the certificateholders.

Servicing Fee

The servicer will be paid a monthly fee (referred to as the servicing fee) with respect to each mortgage loan of 0.375% per annum (referred to as the servicing fee rate). Additional Servicing Compensation

The servicer is also entitled to receive additional servicing compensation from late payment fees, assumption fees and other similar charges (excluding prepayment charges) and investment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to the mortgage loans as described in this free writing prospectus under "Description of the Certificates--Priority of Distributions Among Certificates."

Source and Priority of Distributions

These amounts will be paid to the servicer from collections on the mortgage loans prior to any distributions on the certificates.

Priority of Interest Distributions

In general, on any distribution date, the interest remittance amount will be distributed as follows:

first, from the interest remittance amount related to each loan group to the classes of senior certificates related to that loan group, current interest and interest carry forward amounts, subject to the allocation set forth under "Description of the Certificates--Distributions of Interest--Interest Distribution Priorities," in both cases including amounts in respect of deferred interest and net deferred interest;

second, the interest remittance amount remaining undistributed for each loan group after distribution pursuant to priority "first" above, will be aggregated and distributed in the following priority:

      (i) concurrently, to the classes of senior certificates, current interest due and any interest carry forward amount from previous months for each class for that distribution date to the extent not paid on that distribution date pursuant priority "first" above;

      (ii) sequentially, in the order of their numerical class designations, to each class of subordinated certificates, current interest due and any interest carry forward amount from previous distributions dates for each class for that distribution date, subject to the allocations set forth under "Description of the Certificates--Distributions of Interest--Interest Distribution Priorities" in this free writing prospectus, including amounts in respect of deferred interest and net deferred interest; and

      (iii) as part of the excess cashflow, as described under "Overcollateralization--Application of Excess Cashflow" below.

(In each case, the interest remittance amount for any loan group will be distributed as described above at the same time as the related interest remittance amount for the other loan group.)

Distributions of interest on a class of grantor trust certificates will consist of interest distributed on the related underlying certificates and payments, if any, under the related cap agreement.

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                                      S-13
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Priority of Principal Distributions

General

The manner of allocating principal distributions among the classes of certificates will differ, as described in this free writing prospectus, depending upon the occurrence of several different events or triggers:

      o whether a distribution date occurs before or on or after the "stepdown date," which is the later of (1) the distribution date in November 2009 and (2) the first distribution date on which the ratio of (a) the aggregate class certificate balance of the subordinated certificates plus any overcollateralized amount to (b) the aggregate stated principal balance of the mortgage loans equals or exceeds the applicable percentage specified in this free writing prospectus;

      o whether cumulative losses on the mortgage loans (in the aggregate) are higher than certain levels specified in this free writing prospectus (a "cumulative loss trigger event"); and

      o whether the rate of delinquencies of the mortgage loans (in the aggregate) over any three-month period is higher than certain levels set forth in this free writing prospectus (a "delinquency trigger event").

A "trigger event" will have occurred if on any distribution date either (i) a cumulative loss trigger event or (ii) a delinquency trigger event is in effect for that distribution date.

Effect of the Stepdown Date If a Trigger Event is Not in Effect

On any distribution date on or after the stepdown date (and so long as no trigger event is in effect), instead of allocating all amounts distributable as principal on the certificates to the senior classes of certificates until those senior classes are paid in full, a portion of those amounts distributable as principal will be allocated to the subordinated certificates.

The amount allocated to each class of certificates on or after the stepdown date and so long as no trigger event is in effect will be based on the targeted level of overcollateralization and subordination for each class of certificates. These amounts are described in more detail under "Description of the Certificates -- Distributions -- Distributions of Principal Distribution Amount" in this free writing prospectus.

Priority of Principal Distributions

On any distribution date prior to the stepdown date or on which a trigger event is in effect, the principal distribution amount from both loan groups will be distributed in the following priority, until the aggregate class certificate balance of the certificates is reduced to the target amount for that distribution date:

first, concurrently:

      1) from the principal distribution amount for loan group 1, in the following priority:

            (i) to the group 1 senior certificates, according to the group 1 senior allocation method, until their respective class certificate balances are reduced to zero; and

            (ii) to the Class 2-A Certificates (after the distribution of the principal distribution amount from loan group 2 as described below), until its class certificate balance is reduced to zero; and

      2) from the principal distribution amount for loan group 2 in the following priority:

            (i) to the Class 2-A Certificates, until its class certificate balance is reduced to zero; and

            (ii) to the group 1 senior certificates (after the distributions of the principal distribution amount from loan group 1 as described above), according to the group 1 senior allocation method, until their respective class certificate balances are reduced to zero;

second, from the remaining principal distribution amount from both loan groups, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, until their respective class certificate balances are reduced to zero; and

third, as part of the excess cashflow.

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                                      S-14
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(In each case, the principal distribution amount for any loan group will be distributed as described above at the same time as the related principal distribution amount for the other loan group.)

On any distribution date on or after the stepdown date and so long as a trigger event is not in effect, the principal distribution amount will be distributed in the following priority:

first, concurrently:

      A) from the principal distribution amount for loan group 1 in the following priority:

            (i) to the group 1 senior certificates, according to the group 1 senior allocation method, until the group 1 senior certificates have been paid to meet their respective credit enhancement target; and

            (ii) to the Class 2-A Certificates (after the distribution of the principal distribution amount from loan group 2 as described below), until its class certificate balance has been paid to meet its credit enhancement target;

      B) from the principal distribution amount for loan group 2 in the following priority:

            (i) to the Class 2-A Certificates, until its class certificate balance has been paid to meet its credit enhancement target; and

            (ii) to the group 1 senior certificates (after the distributions of the principal distribution amount from loan group 1 as described above), according to the group 1 senior allocation method, until the group 1 senior certificates have been paid to meet certain credit enhancement targets);

second, from the remaining principal distribution amount from both loan groups, sequentially, in the order of their distribution priorities, to each class of subordinated certificates, the subordinated class principal target amount for each such class until their respective class certificate balances are reduced to zero; and

third, as part of the excess cashflow.

The "group 1 senior allocation method" means the following allocation:

first, concurrently, pro rata based on the aggregate class certificate balance of the related classes of Certificates:

                  (a) sequentially, to the Class 1-A1AU, Class 1-A2AU and Class 1-A4AU Certificates, in that order, until their respective class certificate balances are reduced to zero, and

                  (b) to the Class 1-A1B Certificates, until its class certificate balance is reduced to zero; and

second, to the Class 1-A3AU and Class 1-A3BU Certificates, pro rata, until their respective class certificate balances are reduced to zero.

Limited Recourse

The only source of funds available for interest and principal distributions on the certificates (other than the grantor trust certificates) will be the assets of the trust, and the only source of funds available for interest and principal distributions on the classes of grantor trust certificates will be the assets of the related grantor trust and the related asset held in the supplemental interest trust. The issuing entities will have no source of funds other than collections and recoveries of the mortgage loans and, with respect to the classes of grantor trust certificates only, the related cap agreement. No other entity will be required or expected to make any distributions on the certificates.

Optional Termination

The servicer, at the direction or with the consent of Lehman Brothers Inc., may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates following the distribution date on which the aggregate stated principal balance of all of the mortgage loans and real estate owned by the issuing entity declines below 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

Advances

The servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal distributions on the certificates and are not intended to guarantee or insure against losses.

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                                      S-15
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Required Repurchases, Substitutions or Purchases of Mortgage Loans

The seller will make certain representations and warranties relating to the mortgage loans pursuant to the pooling and servicing agreement. If with respect to any mortgage loan any of the representations and warranties are breached in any material respect as of the date made, or an uncured material document defect exists, the seller will be obligated to repurchase or substitute for the mortgage loan as further described in this free writing prospectus under "Description of the Certificates--Representations and Warranties Relating to Mortgage Loans" and "--Delivery of Mortgage Loan Documents."

The servicer is permitted to modify any mortgage loan at the request of the related mortgagor, provided that the servicer purchases the mortgage loan from the issuing entity immediately preceding the modification.

Credit Enhancement

The credit enhancement provided for the benefit of the holders of the certificates consists solely of excess interest, overcollateralization, limited cross-collateralization, subordination, and the loss allocation features.

Overcollateralization

On the closing date, the aggregate stated principal balance of the mortgage loans is expected to exceed the aggregate class certificate balance of the senior and subordinated certificates by approximately $10,569,185, which represents approximately 0.95% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. Any interest received on the mortgage loans in excess of the amount required to pay interest on the senior and subordinated certificates and to pay the fees and expenses of the issuing entity will be used to reduce the aggregate class certificate balance of the senior and subordinated certificates to a level set by the rating agencies which will be achieved when the mortgage loans have an aggregate stated principal balance of the mortgage loans exceeds the aggregate class certificate balance of the senior and subordinated certificates by an amount equal to (i) approximately $12,788,922 (1.15% of the aggregate stated principal balance of the mortgage loans as of the cut-off date) for any distribution date occurring prior to the stepdown date, and (ii) an amount equal to the greater of the amount specified in this free writing prospectus and approximately $5,560,401 (0.50% of the aggregate stated principal balance of the mortgage loans as of the cut-off date) for any distribution date occurring on or after the stepdown date. This condition is referred to as "overcollateralization" in this free writing prospectus. We cannot, however, assure you that sufficient interest will be generated by the mortgage loans to achieve or maintain any level of overcollateralization.

Excess Interest

The mortgage loans in each loan group are expected to generate more interest than is needed to pay interest on the related certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the related classes of certificates, plus the weighted average expense fee rate. The "expense fee rate" is the sum of the servicing fee rate and the trustee fee rate. Any interest payments received in respect of the mortgage loans in excess of the amount that is needed to pay interest on the certificates and the trust expenses, will be used to reduce the aggregate class certificate balance of the senior and subordinated certificates, until the required level of overcollateralization has been achieved and to maintain the required level once it has been met.

On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans that would otherwise be allocated to the related certificates, if those losses are not otherwise covered by excess cashflow (if any) from the mortgage loans. The required levels of overcollateralization may change over time.

Application of Excess Cashflow

      The amount of any excess interest, together with certain amounts of the principal distribution amount not distributed to the certificates on any distribution date, will be applied as "excess cashflow" in order to distribute principal on the certificates, to distribute unpaid realized loss amounts, to distribute net rate carryover amounts and to make other distributions as described in this free writing prospectus.

      Any excess cashflow will be distributed on each distribution date in the following priority:

      (i) to the senior and subordinated certificates, as principal, generally in accordance with the priorities summarized under "Priority of Principal Distributions" above;

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                                      S-16

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      (ii) first, to the classes of senior certificates, pro rata by unpaid realized loss amount, any unpaid realized loss amounts, and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, any unpaid realized loss amounts;

      (iii) first, to the classes of senior certificates, pro rata based on the amount of their respective unpaid net rate carryover amount, to the extent needed to pay any unpaid net rate carryover for each such class (after application of payments under the corridor contract in the case of the Class 1-A2AU Certificates); and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, to pay any unpaid net rate carryover for each such class; and

      (iv) to the Class C and Class R Certificates, as specified in the pooling and servicing agreement.

Subordination

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal. The senior certificates will have a distribution priority over the subordinated certificates. Among the classes of subordinated certificates offered by this free writing prospectus, the Class M-1 Certificates will have the highest distribution priority.

Limited Cross-Collateralization

Under certain limited circumstances, principal payments on the mortgage loans in one loan group may be distributed to holders of the senior certificates related to the other loan group. If the senior certificates relating to one loan group have been retired, then the principal payments on the mortgage loans relating to the retired senior certificates will be distributed to the remaining senior certificates of the other loan group before being distributed to the subordinated certificates.

Allocation of Losses

Subordination is designed to provide the holders of certificates with a higher distribution priority with protection against most losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans (to the extent that those losses exceed any monthly excess interest and any overcollateralization) among the subordinated certificates, beginning with the subordinated certificates with the lowest distribution priority before realized losses on the mortgage loans in a loan group are allocated to the related classes of senior certificates (other than the notional amount certificates). If the subordination of the subordinated certificates is insufficient to absorb losses, then (x) additional losses on the mortgage loans in loan group 1 will reduce the class certificate balances of the group 1 senior certificates, concurrently, pro rata, as follows:

(A) first, to the Class 1-A1B Certificates and second, concurrently, to the Class 1-A1AU, Class 1-A2AU and Class 1-A4AU Certificates, pro rata, until their respective class certificate balances are reduced to zero, and

(B) sequentially, to the Class 1-A3BU and Class 1-A3AU Certificates, in that order, until their respective class certificate balances are reduced to zero, and

(y) additional losses on the mortgage loans in loan group 2 will reduce the class certificate balance of the Class 2-A Certificates.

Losses will be allocated to each class of grantor trust certificates indirectly through allocation of losses to the related class of underlying certificates.

The Corridor Contract

Deutsche Bank National Trust Company, as corridor trustee on behalf of the corridor trust, will enter into an interest rate corridor contract for the benefit of the Class 1-A2AU Certificates.

On or prior to the distribution date in July 2009, the corridor contract counterparty will be required to make monthly payments to the corridor trustee, if one-month LIBOR for the related interest accrual period exceeds a specified rate, subject to a ceiling rate. Payments made under the corridor contract will be made to the corridor trustee during the period of time the corridor contract is in effect.

The amounts allocated to the corridor trustee, on behalf of the corridor trust, in respect of the corridor contract will be available to the Class 1-A2AU Certificates, as described in this free writing

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

prospectus, to mitigate net rate carryover resulting from the application of the related net rate cap to the related pass-through rate.

Any amounts received in respect of the corridor contract and allocated to the corridor trust for a distribution date that are not used on that date to cover net rate carryover amounts on the Class 1-A2AU Certificates will be distributed to the holder of the Class C Certificates as provided in the pooling and servicing agreement and will not be available thereafter for payment of net rate carryover on any class of certificates.

Amounts paid to the underlying Class 1-A2AU Certificates from the corridor contract will be distributed to the Class 1-A2A Certificates through the related grantor trust.

The Cap Agreements

The assets of each grantor trust will include the right of the supplemental interest trustee in the related cap agreement. Each cap agreement will only be available to make payments on the related class of grantor trust certificates and will not be available to make payments on any other class of certificates. Under each cap agreement, the cap counterparty will pay an amount equal to any net deferred interest allocated to the related class of underlying certificates on each distribution date for payment to the related class of grantor trust certificates. In the event of the termination of a cap agreement because of a default or other event of termination by either party to that agreement, an amount may become due and payable either from the cap counterparty to the supplemental interest trust, on behalf of the related grantor trust (for distribution to the related class of grantor trust certificates) or to the cap counterparty from amounts otherwise distributable from the related grantor trust to the related class of grantor trust certificates. In addition, such termination of a cap agreement would subject the related class of grantor trust certificates to allocations of net deferred interest (indirectly through allocations made to the related class of underlying certificates). Each cap agreement will be terminated following the earlier to occur of (i) the distribution date following the date on which the class certificate balance of the related class of underlying certificates is reduced to zero or (ii) the distribution date in November 2046.

Tax Status

For federal income tax purposes, the issuing entity (exclusive of the carryover reserve fund) will comprise one or more real estate mortgage investment conduits in a tiered structure and each grantor trust issuing entity will be classified as a "grantor trust" under subpart E, part I of subchapter J of chapter 1 of the Code. The highest tier will be referred to as the Master REMIC and each underlying tier (if any) will be referred to as an underlying REMIC. Each underlying REMIC (if any) will hold mortgage loans (or uncertificated regular interests) and will issue several classes of uncertificated regular interests and a single uncertificated residual interest. The Master REMIC will hold as assets regular interests issued by underlying REMICs (or the mortgage loans if there are no underlying REMICs) and will issue the several classes of certificates, which, other than the grantor trust certificates and the Class R Certificate, will represent the regular interests in the Master REMIC. The rights of the LIBOR certificates (other than the notional amount certificates) to receive payments of net rate carryover will represent, for federal income tax purposes, separate contractual rights coupled with REMIC regular interests within the meaning of Treasury regulation ss. 1.860G-2(i). The Class R Certificate will represent ownership of both the residual interest in the Master REMIC and the residual interests in any underlying REMIC.

The supplemental interest trust, corridor trust, the corridor account, the corridor contract, the carryover reserve fund, the cap agreements and the grantor trusts will not constitute any part of any REMIC created under the pooling and servicing agreement.

ERISA Considerations

The offered certificates may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended or
Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met. A class of grantor trust certificates may not be acquired or held by a person investing assets of any plan or arrangement before the termination of the related cap agreement and, in the case of the Class 1-A2A Certificates, the corridor contract, unless such acquisition or holding is also eligible for the exemptive relief available under one of the investor-based exemptions.

Legal Investment

The senior certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates will be mortgage related securities for purposes of the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The other classes of certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization, and therefore, will not be mortgage related securities for purposes of that Act.

--------------------------------------------------------------------------------

                                THE MORTGAGE POOL

                         Mortgage Loans in Loan Group 1

                Mortgage Rates for the Group 1 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
Range of                      Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Mortgage Rates (%)              Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
0.501 - 1.000 ...............     69      $ 32,051,729.61      4.66%  $  464,517.82     1.000%        724          75.15%
1.001 - 1.500 ...............    100        49,137,347.39      7.15      491,373.47     1.320         704          74.60
1.501 - 2.000 ...............     72        29,700,865.64      4.32      412,512.02     1.870         696          74.83
2.001 - 2.500 ...............     70        29,820,426.24      4.34      426,006.09     2.289         695          73.11
2.501 - 3.000 ...............     19         7,425,751.22      1.08      390,829.01     2.728         675          77.81
3.001 - 3.500 ...............     10         5,012,009.65      0.73      501,200.97     3.284         659          75.05
3.501 - 4.000 ...............      2           609,186.65      0.09      304,593.33     3.769         690          78.91
4.001 - 4.500 ...............      1           363,309.00      0.05      363,309.00     4.450         802          95.00
6.001 - 6.500 ...............      2           852,262.15      0.12      426,131.08     6.359         758          82.98
6.501 - 7.000 ...............     28        13,000,096.52      1.89      464,289.16     6.880         738          71.63
7.001 - 7.500 ...............    192        93,859,218.45     13.66      488,850.10     7.371         723          75.04
7.501 - 8.000 ...............    416       184,480,082.40     26.85      443,461.74     7.843         709          76.34
8.001 - 8.500 ...............    338       148,964,374.06     21.68      440,723.00     8.246         697          77.14
8.501 - 9.000 ...............    195        89,144,022.72     12.97      457,148.83     8.663         672          78.99
9.001 - 9.500 ...............      6         2,747,244.33      0.40      457,874.06     9.168         658          75.52
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 1 Mortgage Loans was approximately 6.579% per annum.

          Current Principal Balances for the Group 1 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
Range of Current Mortgage     Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Loan Principal Balances ($)     Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
50,000.01 - 100,000.00 ......      6      $    567,531.52      0.08%  $   94,588.59     6.844%        719          57.73%
100,000.01 - 150,000.00 .....     31         4,061,808.22      0.59      131,026.07     6.882         710          69.50
150,000.01 - 200,000.00 .....     60        10,765,119.57      1.57      179,418.66     6.195         706          72.07
200,000.01 - 250,000.00 .....     98        22,063,674.25      3.21      225,139.53     6.758         703          76.34
250,000.01 - 300,000.00 .....    122        33,614,960.47      4.89      275,532.46     6.256         702          76.59
300,000.01 - 350,000.00 .....    126        40,894,877.99      5.95      324,562.52     6.591         700          76.59
350,000.01 - 400,000.00 .....    122        45,854,412.07      6.67      375,855.84     6.095         707          77.21
400,000.01 - 450,000.00 .....    206        88,659,322.30     12.90      430,385.06     6.793         701          77.03
450,000.01 - 500,000.00 .....    242       115,051,826.76     16.74      475,420.77     6.614         694          77.27
500,000.01 - 550,000.00 .....    185        96,618,603.83     14.06      522,262.72     6.843         702          77.52
550,000.01 - 600,000.00 .....     95        54,458,263.20      7.93      573,244.88     6.289         706          77.74
600,000.01 - 650,000.00 .....     69        43,002,604.57      6.26      623,226.15     6.610         702          76.04
650,000.01 - 700,000.00 .....     54        35,953,921.85      5.23      665,813.37     7.042         703          76.14
700,000.01 - 750,000.00 .....     30        21,750,202.84      3.17      725,006.76     6.748         700          74.17
750,000.01 - 800,000.00 .....     21        16,106,036.96      2.34      766,954.14     6.190         708          75.45
800,000.01 - 850,000.00 .....      5         4,063,317.38      0.59      812,663.48     5.284         693          71.91
850,000.01 - 900,000.00 .....     10         8,757,081.52      1.27      875,708.15     6.563         709          73.04
900,000.01 - 950,000.00 .....      9         8,247,612.60      1.20      916,401.40     6.229         705          76.31
950,000.01 - 1,000,000.00 ...      8         7,880,524.43      1.15      985,065.55     7.919         735          76.59
1,000,000.01 - 1,250,000.00 .      9         9,722,056.89      1.41    1,080,228.54     6.937         701          64.80
1,250,000.01 - 1,500,000.00 .      7         9,593,045.97      1.40    1,370,435.14     3.316         708          67.64
1,500,000.01 - 1,750,000.00 .      3         4,566,020.19      0.66    1,522,006.73     7.513         738          58.60
1,750,000.01 - 2,000,000.00 .      1         1,913,418.35      0.28    1,913,418.35     7.313         700          75.04
3,000,000.01 - 3,250,000.00 .      1         3,001,682.30      0.44    3,001,682.30     7.500         704          75.04
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the average principal balance of the Group 1 Mortgage Loans was approximately $452,084.

         Original Loan-to-Value Ratios for the Group 1 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
Range of Original             Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Loan-to-Value Ratios (%)        Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
20.01 - 30.00 ...............      5      $    802,591.13      0.12%  $  160,518.23     7.713%        767          27.22%
30.01 - 40.00 ...............      7         1,866,863.43      0.27      266,694.78     6.339         742          37.10
40.01 - 50.00 ...............     21         8,479,905.93      1.23      403,805.04     5.151         725          44.92
50.01 - 60.00 ...............     63        28,205,262.63      4.10      447,702.58     5.645         709          56.67
60.01 - 70.00 ...............    157        76,139,545.38     11.08      484,965.26     6.172         705          67.15
70.01 - 80.00 ...............  1,227       558,825,116.18     81.32      455,440.19     6.686         701          78.79
80.01 - 90.00 ...............     29         9,193,337.82      1.34      317,011.65     7.340         692          89.29
90.01 - 100.000 .............     11         3,655,303.53      0.53      332,300.32     7.041         715          94.98
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 1 Mortgage Loans was approximately 76.03%.

       Original Term To Stated Maturity for the Group 1 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
Original Term to Stated       Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Maturity (months)               Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
360 .........................  1,200      $531,217,659.30     77.31%  $  442,681.38     6.765%        699          76.46%
480 .........................    320       155,950,266.73     22.69      487,344.58     5.942         712          75.45
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average original term to stated maturity of the Group 1 Mortgage Loans was approximately 387 months.

      Remaining Terms to Stated Maturity for the Group 1 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
Remaining Terms to Stated     Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Maturity (months)               Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
346 - 350 ...................      2      $  1,569,491.26      0.23%  $  784,745.63     8.048%        649          77.57%
351 - 355 ...................     98        41,052,810.45      5.97      418,906.23     8.208         687          76.33
356 - 360 ...................  1,100       488,595,357.59     71.10      444,177.60     6.640         701          76.46
471 - 475 ...................      7         3,042,014.96      0.44      434,573.57     7.942         713          78.25
478 - 480 ...................    313       152,908,251.77     22.25      488,524.77     5.903         712          75.39
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans was approximately 385 months.

                    Geographic Distribution of the Mortgaged
                   Properties for the Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Geographic Area                 Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
Arizona .....................     47      $ 19,202,168.49      2.79%  $  408,556.78     5.996%        718          72.16%
California ..................    984       474,808,241.39     69.10      482,528.70     6.750         702          76.65
Colorado ....................      8         3,523,087.59      0.51      440,385.95     4.978         705          79.64
Connecticut .................      7         2,511,358.06      0.37      358,765.44     6.739         704          78.57
Delaware ....................      3           735,444.41      0.11      245,148.14     8.114         679          68.40
District of Columbia ........      1           463,744.64      0.07      463,744.64     7.875         693          79.96
Florida .....................    128        46,734,242.78      6.80      365,111.27     6.275         698          75.96
Georgia .....................      5         1,164,120.25      0.17      232,824.05     7.232         704          78.73
Hawaii ......................     12         6,087,284.14      0.89      507,273.68     6.013         724          78.08
Idaho .......................      4           966,562.17      0.14      241,640.54     7.376         742          73.14
Illinois ....................     26         8,948,819.43      1.30      344,185.36     6.482         694          78.57
Indiana .....................      1           637,500.00      0.09      637,500.00     2.700         663          75.00
Kansas ......................      3           361,403.95      0.05      120,467.98     7.944         694          72.24
Kentucky ....................      1           249,713.96      0.04      249,713.96     7.250         754          67.33
Maryland ....................     33        14,317,601.49      2.08      433,866.71     7.138         706          74.56
Massachusetts ...............      6         2,484,400.06      0.36      414,066.68     7.155         690          73.00
Michigan ....................     21         9,044,758.28      1.32      430,702.78     7.800         706          79.47
Minnesota ...................      8         2,956,468.32      0.43      369,558.54     7.033         750          70.59
Missouri ....................      6         2,129,204.98      0.31      354,867.50     4.890         689          76.26
Nevada ......................     32        12,223,666.03      1.78      381,989.56     6.046         695          74.32
New Jersey ..................     31        11,780,041.81      1.71      380,001.35     3.683         703          72.71
New Mexico ..................      1           684,278.05      0.10      684,278.05     7.363         776          70.18
New York ....................     38        18,736,375.32      2.73      493,062.51     4.782         697          71.41
North Carolina ..............      5         1,708,063.29      0.25      341,612.66     5.112         691          74.97
Ohio ........................      3         1,175,869.32      0.17      391,956.44     6.155         677          80.26
Oregon ......................     14         5,424,737.11      0.79      387,481.22     6.811         720          74.70
Pennsylvania ................      2           419,284.05      0.06      209,642.03     7.684         738          85.87
Rhode Island ................      1           199,200.00      0.03      199,200.00     1.200         702          80.00
South Carolina ..............      2           593,362.66      0.09      296,681.33     6.633         702          80.18
Tennessee ...................      2           643,280.89      0.09      321,640.45     5.281         679          77.67
Texas .......................      5         1,397,420.99      0.20      279,484.20     8.220         671          85.96
Utah ........................      6         2,074,860.41      0.30      345,810.07     8.131         724          77.78
Virginia ....................     47        23,314,181.45      3.39      496,046.41     6.879         688          75.58
Washington ..................     25         9,237,939.91      1.34      369,517.60     6.418         715          78.45
Wyoming .....................      2           229,240.35      0.03      114,620.18     4.776         682          77.76
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

            Mortgagors' FICO Scores for the Group 1 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
Range of FICO                 Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Credit Scores                   Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
620 .........................      4      $  1,427,920.60      0.21%  $  356,980.15     8.336%        620          76.73%
621 - 640 ...................     97        43,546,148.85      6.34      448,929.37     7.490         632          77.29
641 - 660 ...................    201        90,022,909.17     13.10      447,875.17     7.309         650          76.93
661 - 680 ...................    257       112,972,704.67     16.44      439,582.51     6.302         670          75.88
681 - 700 ...................    250       111,840,424.95     16.28      447,361.70     6.276         690          77.37
701 - 720 ...................    208       100,527,346.14     14.63      483,304.55     6.421         709          76.09
721 - 740 ...................    167        74,364,610.22     10.82      445,297.07     6.067         730          76.65
741 - 760 ...................    140        64,095,167.44      9.33      457,822.62     6.733         750          76.38
761 - 780 ...................    113        52,638,696.34      7.66      465,829.17     6.644         770          73.91
781 - 800 ...................     63        27,334,229.60      3.98      433,876.66     6.383         790          73.67
801 - 820 ...................     19         7,835,118.30      1.14      412,374.65     6.887         806          71.57
841 - 860 ...................      1           562,649.75      0.08      562,649.75     7.513         843          80.26
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 1 Mortgage Loans was approximately 702.

          Types of Mortgaged Properties for the Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Property Type                   Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
Single Family Residence .....  1,070      $493,131,318.33     71.76%  $  460,870.39     6.645%        701          76.24%
Planned Unit
Development (PUD) ...........    273       125,301,347.64     18.23      458,979.30     6.538         705          76.20
Condominium .................    132        50,068,208.86      7.29      379,304.61     6.318         711          77.81
Two- to Four-Family
Residence ...................     38        16,941,080.21      2.47      445,817.90     5.794         686          71.97
Townhouse ...................      7         1,725,970.99      0.25      246,567.28     5.782         714          71.88
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

                     Purposes of the Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Loan Purpose                    Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
Refinance (Cash Out) ........    736      $333,651,180.01     48.55%  $  453,330.41     6.656%        698          74.40%
Purchase ....................    482       200,068,534.29     29.11      415,079.95     6.320         710          79.07
Refinance (Rate/Term) .......    302       153,448,211.73     22.33      508,106.66     6.747         701          76.50
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

                Occupancy Types for the Group 1 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Occupancy Type                  Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
Primary Home ................  1,470      $668,959,469.33     97.35%  $  455,074.47     6.558%        702          76.36%
Investment ..................     42        14,628,743.27      2.13      348,303.41     7.858         712          72.22
Secondary Home ..............      8         3,579,713.43      0.52      447,464.18     5.258         710          68.63
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

----------
(1) Based upon representations of the related mortgagors at the time of origination.

             Loan Documentation Type for the Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Documentation Type              Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
Full/Alternate ..............     92      $ 39,950,088.44      5.81%  $  434,240.09     6.199%        699          76.46%
Limited .....................      3         1,234,377.31      0.18      411,459.10     2.992         760          71.86
Stated Income ...............  1,120       506,767,408.78     73.75      452,470.90     6.586         704          76.90
No Ratio ....................     73        36,362,891.46      5.29      498,121.80     8.194         698          77.87
No Income/No Asset ..........     52        22,534,543.58      3.28      433,356.61     7.590         698          74.82
No Doc ......................    180        80,318,616.46     11.69      446,214.54     5.760         695          71.61
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

                   Loan Age for the Group 1 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Loan Age (months)               Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
0 ...........................    237      $104,355,619.23     15.19%  $  440,319.07     2.205%        700          74.25%
1 ...........................    243       106,380,026.92     15.48      437,777.89     4.642         706          75.80
2 ...........................    374       181,673,974.24     26.44      485,759.29     7.908         711          76.53
3 ...........................    390       173,409,933.80     25.24      444,640.86     7.943         701          76.69
4 ...........................    169        75,684,055.17     11.01      447,834.65     8.045         691          77.62
5 ...........................     62        26,587,254.09      3.87      428,826.68     8.127         686          77.14
6 ...........................     26        11,486,231.70      1.67      441,778.14     8.300         696          75.64
7 ...........................     10         3,934,048.27      0.57      393,404.83     8.107         684          74.34
8 ...........................      2           860,690.40      0.13      430,345.20     8.569         663          80.40
9 ...........................      5         1,226,600.95      0.18      245,320.19     8.515         712          73.32
12 ..........................      1         1,025,166.51      0.15    1,025,166.51     7.875         654          75.94
13 ..........................      1           544,324.75      0.08      544,324.75     8.375         640          80.64
                               -----      ---------------    ------
Total .......................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average loan age of the Group 1 Mortgage Loans was approximately two months.

              Prepayment Charge Terms of the Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
Prepayment Charge             Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Term                            Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
None ........................    202      $ 77,004,326.41     11.21%  $  381,209.54     6.154%        708          74.93%
12 Months-Hard ..............    321       132,081,812.47     19.22      411,469.82     6.904         713          75.18
12 Months-Soft ..............     21         8,225,699.71      1.20      391,699.99     7.704         694          75.93
24 Months-Hard ..............    156        64,039,497.94      9.32      410,509.60     6.663         707          75.33
24 Months-Soft ..............      3           842,591.95      0.12      280,863.98     8.482         686          78.42
36 Months-Hard ..............    763       379,736,680.19     55.26      497,688.96     6.403         697          76.79
36 Months-Soft ..............     46        22,200,280.95      3.23      482,614.80     8.154         702          79.42
60 Months-Hard ..............      3         1,107,806.69      0.16      369,268.90     8.171         723          80.22
60 Months-Soft ..............      5         1,929,229.72      0.28      385,845.94     8.414         704          79.41
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

                 Gross Margins for the Group 1 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Range of Gross Margins (%)      Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
0.501 - 1.000 ...............      1      $    260,378.02      0.04%  $  260,378.02     6.039%        720          89.79%
1.501 - 2.000 ...............      2         1,860,970.17      0.27      930,485.09     2.920         728          79.87
2.001 - 2.500 ...............     43        20,751,805.60      3.02      482,600.13     5.879         728          73.95
2.501 - 3.000 ...............    314       150,781,928.32     21.94      480,197.22     5.767         721          74.50
3.001 - 3.500 ...............    670       292,828,034.99     42.61      437,056.77     6.118         704          75.95
3.501 - 4.000 ...............    433       195,123,764.95     28.40      450,632.25     7.722         686          77.86
4.001 - 4.500 ...............     54        24,239,084.04      3.53      448,871.93     8.725         675          78.83
4.501 - 5.000 ...............      3         1,321,959.94      0.19      440,653.31     9.287         674          72.44
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans was approximately 3.329%.

            Maximum Mortgage Rates for the Group 1 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Maximum Mortgage Rate (%)       Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
8.501 - 9.000 ...............     10      $  5,232,257.22      0.76%  $  523,225.72     6.735%        717          78.18%
9.501 - 10.000 ..............  1,477       665,550,033.16     96.85      450,609.37     6.569         702          76.18
10.001 - 10.500 .............     20         9,111,688.21      1.33      455,584.41     6.099         686          77.93
10.501 - 11.000 .............      2         3,361,213.65      0.49    1,680,606.83     7.533         704          75.59
11.501 - 12.000 .............     10         3,643,446.29      0.53      364,344.63     8.338         701          78.88
12.501 - 13.000 .............      1           269,287.50      0.04      269,287.50     8.689         675          79.91
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Mortgage Loans was approximately 9.976%.

           Negative Amortization Limit for the Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
Negative Amortization         Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Limit (%)                       Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
110 .........................    963      $431,613,422.86     62.81%  $  448,196.70     6.221%        694          76.25%
115 .........................    556       255,105,725.79     37.12      458,823.25     7.183         716          76.18
125 .........................      1           448,777.38      0.07      448,777.38     7.163         686          80.14
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

            Next Rate Adjustment Date for the Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Next Rate Adjustment Date       Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
November 2006 ...............  1,520      $687,167,926.03    100.00%  $  452,084.16     6.579%        702          76.23%
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

           Next Payment Adjustment Date for the Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
Next Payment Adjustment       Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Date                            Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
November 2006 ...............      1      $  1,025,166.51      0.15%  $1,025,166.51     7.875%        654          75.94%
February 2007 ...............      5         1,226,600.95      0.18      245,320.19     8.515         712          73.32
March 2007 ..................      2           860,690.40      0.13      430,345.20     8.569         663          80.40
April 2007 ..................     10         3,934,048.27      0.57      393,404.83     8.107         684          74.34
May 2007 ....................     25        10,477,545.41      1.52      419,101.82     8.366         696          77.95
June 2007 ...................     61        26,082,272.83      3.80      427,578.24     8.142         685          77.08
July 2007 ...................    169        75,684,055.17     11.01      447,834.65     8.045         691          77.62
August 2007 .................    390       173,409,933.80     25.24      444,640.86     7.943         701          76.69
September 2007 ..............    371       180,549,907.98     26.27      486,657.43     7.909         711          76.53
October 2007 ................    198        89,311,400.28     13.00      451,067.68     4.404         706          76.53
November 2007 ...............    161        72,644,318.80     10.57      451,206.95     1.780         697          74.93
May 2011 ....................      1         1,008,686.29      0.15    1,008,686.29     7.613         702          51.73
June 2011 ...................      1           504,981.26      0.07      504,981.26     7.363         752          80.16
September 2011 ..............      3         1,124,066.26      0.16      374,688.75     7.651         691          75.58
October 2011 ................     46        17,612,951.39      2.56      382,890.25     5.964         706          72.25
November 2011 ...............     76        31,711,300.43      4.61      417,253.95     3.177         705          72.68
                               -----      ---------------    ------
      Total .................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

            Initial Fixed Payment Term for the Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 1        Principal     Principal      Current      Average       FICO         Current
Initial Fixed Payment Term    Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
(months)                        Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
12 ..........................  1,393      $635,205,940.40     92.44%  $  455,998.52     6.761%        702          76.55%
60 ..........................    127        51,961,985.63      7.56      409,149.49     4.345         705          72.26
                               -----      ---------------    ------
    Total ...................  1,520      $687,167,926.03    100.00%
                               =====      ===============    ======

                         Mortgage Loans in Loan Group 2

                Mortgage Rates for the Group 2 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
Range of                      Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Mortgage Rates (%)              Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
0.501 - 1.000 ...............     77      $ 20,929,652.59      4.93%  $  271,813.67      1.00%        725          66.94%
1.001 - 1.500 ...............     92        25,162,723.64      5.92      273,507.87     1.300         715          70.42
1.501 - 2.000 ...............     67        17,581,843.81      4.14      262,415.58     1.863         705          69.98
2.001 - 2.500 ...............     86        23,383,214.27      5.50      271,897.84     2.271         701          72.29
2.501 - 3.000 ...............     34         9,820,516.23      2.31      288,838.71     2.731         686          77.22
3.001 - 3.500 ...............     14         3,601,462.73      0.85      257,247.34     3.240         687          75.23
3.501 - 4.000 ...............      5         1,409,117.08      0.33      281,823.42     3.650         663          75.70
4.001 - 4.500 ...............      1           198,672.16      0.05      198,672.16     4.250         638          81.42
6.501 - 7.000 ...............      8         2,134,769.33      0.50      266,846.17     6.882         699          71.99
7.001 - 7.500 ...............    132        33,132,196.97      7.80      251,001.49     7.380         705          74.97
7.501 - 8.000 ...............    521       129,671,195.02     30.52      248,889.05     7.891         698          74.93
8.001 - 8.500 ...............    331        90,201,833.62     21.23      272,513.09     8.259         696          74.32
8.501 - 9.000 ...............    227        65,164,000.32     15.34      287,066.08     8.641         664          78.60
9.001 - 9.500 ...............      6         1,669,252.38      0.39      278,208.73     9.206         685          81.39
9.501 - 10.000 ..............      2           851,809.13      0.20      425,904.57     9.563         669          80.13
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Group 2 Mortgage Loans was approximately 6.585% per annum.

          Current Principal Balances for the Group 2 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
Range of Current Mortgage     Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Loan Principal Balances ($)     Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
0.01 - 50,000.00 ............      2      $     45,708.89      0.01%  $   22,854.45     7.827%        749          62.12%
50,000.01 - 100,000.00 ......     44         3,653,506.93      0.86       83,034.25     6.323         719          61.87
100,000.01 - 150,000.00 .....    135        17,489,557.81      4.12      129,552.28     7.043         703          70.76
150,000.01 - 200,000.00 .....    246        43,267,279.71     10.18      175,883.25     6.558         695          73.29
200,000.01 - 250,000.00 .....    289        65,275,525.03     15.36      225,866.87     6.604         690          74.67
250,000.01 - 300,000.00 .....    286        79,070,223.86     18.61      276,469.31     6.515         698          73.62
300,000.01 - 350,000.00 .....    277        89,417,815.38     21.04      322,808.00     6.636         695          74.72
350,000.01 - 400,000.00 .....    227        84,762,497.82     19.95      373,403.07     6.388         694          75.78
400,000.01 - 450,000.00 .....     74        30,337,040.59      7.14      409,960.01     6.514         693          76.26
450,000.01 - 500,000.00 .....     13         6,122,892.41      1.44      470,991.72     7.792         696          76.66
500,000.01 - 550,000.00 .....      6         3,076,520.23      0.72      512,753.37     6.894         699          78.77
550,000.01 - 600,000.00 .....      1           587,120.36      0.14      587,120.36     8.625         655          80.43
600,000.01 - 650,000.00 .....      3         1,806,570.26      0.43      602,190.09     8.355         745          66.05
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the average principal balance of the Group 2 Mortgage Loans was approximately $265,073.

         Original Loan-to-Value Ratios for the Group 2 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
Range of Original             Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Loan-to-Value Ratios (%)        Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
10.01 - 20.00 ...............      2      $    183,299.21      0.04%  $   91,649.61     5.079%        776          14.77%
20.01 - 30.00 ...............     12         1,954,355.49      0.46      162,862.96     5.836         747          25.65
30.01 - 40.00 ...............     29         6,874,126.66      1.62      237,038.85     5.802         737          36.49
40.01 - 50.00 ...............     57        11,818,204.04      2.78      207,336.91     5.653         738          46.06
50.01 - 60.00 ...............     97        24,971,827.84      5.88      257,441.52     5.272         711          56.19
60.01 - 70.00 ...............    220        57,547,541.52     13.54      261,579.73     5.720         698          66.53
70.01 - 80.00 ...............  1,075       294,540,704.48     69.32      273,991.35     6.832         690          78.58
80.01 - 90.00 ...............    104        25,360,118.57      5.97      243,847.29     7.604         700          88.67
90.01 - 100.00 ..............      7         1,662,081.47      0.39      237,440.21     7.865         679          94.68
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Group 2 Mortgage Loans was approximately 74.28%.

         Original Term To Stated Maturity for the Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
Original Term to Stated       Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Maturity (months)               Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
360 .........................  1,272      $333,174,811.66     78.41%  $  261,929.88     6.737%        691          74.84%
480 .........................    331        91,737,447.62     21.59      277,152.41     6.034         710          72.98
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average original term to stated maturity of the Group 2 Mortgage Loans was approximately 386 months.

      Remaining Terms to Stated Maturity for the Group 2 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
Remaining Terms to Stated     Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Maturity (months)               Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
341 - 345 ...................      1      $    261,145.05      0.06%  $  261,145.05     8.000%        682          80.35%
346 - 350 ...................      2           527,330.06      0.12      263,665.03     7.667         667          74.10
351 - 355 ...................     50        11,172,521.05      2.63      223,450.42     8.352         672          75.73
356 - 360 ...................  1,219       321,213,815.50     75.60      263,506.00     6.678         692          74.80
471 - 475 ...................      1           244,718.64      0.06      244,718.64     8.750         674          81.57
476 - 480 ...................    330        91,492,728.98     21.53      277,250.69     6.027         710          72.96
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans was approximately 384 months.

                    Geographic Distribution of the Mortgaged
                   Properties for the Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Geographic Area                 Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
Arizona .....................     61      $ 14,280,829.52      3.36%  $  234,111.96     6.768%        691          74.33%
California ..................    739       223,964,232.49     52.71      303,063.91     6.743         696          73.14
Colorado ....................     16         3,507,550.41      0.83      219,221.90     6.939         693          80.73
Connecticut .................     12         2,765,218.94      0.65      230,434.91     6.212         702          82.61
Delaware ....................      3           825,479.95      0.19      275,159.98     6.118         683          77.87
District of Columbia ........      3           690,011.00      0.16      230,003.67     3.282         698          49.06
Florida .....................    159        37,063,537.55      8.72      233,104.01     7.110         686          75.99
Georgia .....................      9         1,857,414.17      0.44      206,379.35     4.105         696          78.64
Hawaii ......................     19         6,727,192.04      1.58      354,062.74     6.941         695          74.51
Idaho .......................      9         1,924,310.39      0.45      213,812.27     7.504         708          78.09
Illinois ....................     54        12,622,568.58      2.97      233,751.27     7.303         691          75.90
Indiana .....................      2           297,960.16      0.07      148,980.08     4.805         681          77.46
Louisiana ...................      1           121,606.64      0.03      121,606.64     8.439         803          69.89
Maryland ....................     70        17,424,711.38      4.10      248,924.45     6.919         699          75.59
Massachusetts ...............      3           834,115.06      0.20      278,038.35     6.234         646          74.64
Michigan ....................     65        11,435,205.35      2.69      175,926.24     7.531         704          78.49
Minnesota ...................     23         4,379,284.86      1.03      190,403.69     7.094         695          77.02
Missouri ....................     22         3,822,536.29      0.90      173,751.65     6.118         706          79.30
Nebraska ....................      1           229,600.00      0.05      229,600.00     1.950         663          80.00
Nevada ......................     45        10,348,566.24      2.44      229,968.14     7.381         681          78.38
New Hampshire ...............      5           978,997.35      0.23      195,799.47     6.686         734          72.54
New Jersey ..................     24         6,745,259.15      1.59      281,052.46     3.929         682          72.43
New York ....................     52        16,386,272.73      3.86      315,120.63     4.759         709          71.61
North Carolina ..............      3           318,358.51      0.07      106,119.50     7.642         671          80.19
Ohio ........................     26         3,879,125.63      0.91      149,197.14     7.593         697          80.82
Oregon ......................     21         5,100,715.56      1.20      242,891.22     6.404         707          75.86
Pennsylvania ................     10         1,578,198.47      0.37      157,819.85     7.388         698          76.16
Rhode Island ................      2           310,000.00      0.07      155,000.00     5.350         669          73.55
South Carolina ..............      1           204,500.00      0.05      204,500.00     2.150         753          76.31
South Dakota ................      2           295,970.60      0.07      147,985.30     8.472         722          70.57
Texas .......................      6           753,810.39      0.18      125,635.07     6.619         711          75.92
Utah ........................      9         1,603,399.78      0.38      178,155.53     6.867         689          75.19
Virginia ....................     78        20,774,697.29      4.89      266,342.27     5.103         695          75.83
Washington ..................     41         9,444,588.92      2.22      230,355.83     5.312         690          77.11
Wisconsin ...................      7         1,416,433.88      0.33      202,347.70     5.849         726          75.27
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

            Mortgagors' FICO Scores for the Group 2 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
Range of FICO                 Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Credit Scores                   Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
620 .........................      9      $  2,317,031.42      0.55%  $  257,447.94     6.378%        620          72.84%
621 - 640 ...................    163        42,962,923.17     10.11      263,576.22     7.508         632          75.57
641 - 660 ...................    244        66,787,093.70     15.72      273,717.60     7.457         650          76.40
661 - 680 ...................    301        78,619,501.99     18.50      261,194.36     6.746         670          75.81
681 - 700 ...................    213        57,229,166.64     13.47      268,681.53     6.483         690          76.22
701 - 720 ...................    196        53,422,456.72     12.57      272,563.55     5.956         710          74.48
721 - 740 ...................    161        40,259,285.12      9.47      250,057.67     6.077         730          73.75
741 - 760 ...................    130        35,929,682.24      8.46      276,382.17     6.041         751          73.04
761 - 780 ...................     97        25,928,728.24      6.10      267,306.48     6.123         769          71.65
781 - 800 ...................     65        16,676,675.93      3.92      256,564.25     5.523         790          64.76
801 - 820 ...................     24         4,779,714.11      1.12      199,154.75     6.397         807          58.45
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Group 2 Mortgage Loans was approximately 695.

          Types of Mortgaged Properties for the Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Property Type                   Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
Single Family Residence .....  1,122      $294,591,535.28     69.33%  $  262,559.30     6.537%        694          73.93%
Planned Unit
Development (PUD) ...........    238        64,835,368.34     15.26      272,417.51     6.545         698          75.65
Condominium .................    152        36,555,377.93      8.60      240,495.91     6.968         702          78.06
Two- to Four-Family
Residence ...................     73        24,714,270.92      5.82      338,551.66     6.825         695          72.22
Townhouse ...................     18         4,215,706.81      0.99      234,205.93     5.802         698          72.76
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

                     Purposes of the Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Loan Purpose                    Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
Refinance (Cash Out) ........  1,188      $318,627,352.94     74.99%  $  268,204.84     6.506%        696          73.35%
Refinance (Rate/Term) .......    360        95,224,428.23     22.41      264,512.30     6.783         689          77.37
Purchase ....................     55        11,060,478.11      2.60      201,099.60     7.148         719          80.47
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

                Occupancy Types for the Group 2 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Occupancy Type                  Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
Primary Home ................  1,504      $405,483,552.97     95.43%  $  269,603.43     6.539%        694          74.45%
Investment ..................     80        15,182,190.92      3.57      189,777.39     7.574         716          73.69
Secondary Home ..............     19         4,246,515.39      1.00      223,500.81     7.398         724          75.67
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

(1) Based upon representations of the related mortgagors at the time of origination.

             Loan Documentation Type for the Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Documentation Type              Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
Full/Alternate ..............    163      $ 33,921,281.68      7.98%  $  208,106.02     6.504%        699          76.52%
Limited .....................     16         3,832,292.04      0.90      239,518.25     4.690         759          52.91
Stated Income ...............    976       266,196,754.05     62.65      272,742.58     6.666         693          76.23
No Ratio ....................     33        11,002,416.13      2.59      333,406.55     7.670         689          77.44
No Income/No Asset ..........    175        45,730,011.29     10.76      261,314.35     7.513         694          71.20
No Doc ......................    240        64,229,504.09     15.12      267,622.93     5.560         702          69.00
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

                   Loan Age for the Group 2 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Loan Age (months)               Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
0 ...........................    222      $ 58,309,454.75     13.72%  $  262,655.20     2.288%        710          70.87%
1 ...........................    306        81,287,568.10     19.13      265,645.65     4.453         703          70.69
2 ...........................    471       129,578,412.13     30.50      275,113.40     8.018         699          74.23
3 ...........................    331        88,040,299.56     20.72      265,982.78     8.051         687          77.72
4 ...........................    219        55,490,809.94     13.06      253,382.69     8.170         678          78.65
5 ...........................     29         6,590,141.66      1.55      227,246.26     8.361         665          76.68
6 ...........................     17         3,762,253.93      0.89      221,309.05     8.431         670          75.56
7 ...........................      3           664,823.40      0.16      221,607.80     8.225         677          79.09
8 ...........................      1           253,206.01      0.06      253,206.01     8.000         800          46.04
9 ...........................      1           146,814.69      0.03      146,814.69     7.763         772          83.42
10 ..........................      1           292,231.12      0.07      292,231.12     7.500         692          81.18
12 ..........................      1           235,098.94      0.06      235,098.94     7.875         637          65.31
15 ..........................      1           261,145.05      0.06      261,145.05     8.000         682          80.35
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average loan age of the Group 2 Mortgage Loans was approximately two months.

              Prepayment Charge Terms of the Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
Prepayment Charge             Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Term                            Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
36 Months-Hard ..............  1,530      $404,394,059.98     95.17%  $  264,309.84     6.504%        695          74.35%
36 Months-Soft ..............     73        20,518,199.30      4.83      281,071.22     8.191         693          76.26
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

                 Gross Margins for the Group 2 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Range of Gross Margins (%)      Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
2.001 - 2.500 ...............     21      $  5,387,142.79      1.27%  $  256,530.61     6.036%        691          72.33%
2.501 - 3.000 ...............    169        42,312,273.49      9.96      250,368.48     6.658         709          73.12
3.001 - 3.500 ...............    846       217,609,541.74     51.21      257,221.68     6.137         704          72.93
3.501 - 4.000 ...............    511       143,230,311.45     33.71      280,294.15     7.093         681          76.67
4.001 - 4.500 ...............     48        13,851,928.30      3.26      288,581.84     7.866         672          78.68
4.501 - 5.000 ...............      8         2,521,061.51      0.59      315,132.69     9.327         680          80.96
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans was approximately 3.465%.

            Maximum Mortgage Rates for the Group 2 Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Maximum Mortgage Rate (%)       Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
8.501 - 9.000 ...............      2      $    477,548.92      0.11%  $  238,774.46     7.254%        669          75.26%
9.501 - 10.000 ..............  1,572       417,563,316.91     98.27      265,625.52     6.604         696          74.42
10.001 - 10.500 .............     19         4,596,037.27      1.08      241,896.70     5.350         665          75.54
10.501 - 11.000 .............      2           361,449.84      0.09      180,724.92     8.092         636          66.88
11.001 - 11.500 .............      4           803,276.34      0.19      200,819.09     5.662         715          82.60
11.501 - 12.000 .............      2           627,380.00      0.15      313,690.00     5.576         710          77.83
12.001 - 12.500 .............      1           247,000.00      0.06      247,000.00     2.200         747          53.70
13.501 - 14.000 .............      1           236,250.00      0.06      236,250.00     3.650         648          75.00
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

----------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 2 Mortgage Loans was approximately 9.975%.

           Negative Amortization Limit for the Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
Negative Amortization         Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Limit (%)                       Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
110 .........................    899      $246,040,766.06     57.90%  $  273,682.72     6.123%        689          74.05%
115 .........................    704       178,871,493.22     42.10      254,078.83     7.221         703          74.97
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

            Next Rate Adjustment Date for the Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
                              Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Next Rate Adjustment Date       Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
November 2006 ...............  1,603      $424,912,259.28    100.00%  $  265,073.15     6.585%        695          74.44%
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

           Next Payment Adjustment Date for the Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                           Percent of                             Weighted       Weighted
                              Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                              Group 2        Principal     Principal      Current      Average       FICO         Current
Next Payment Adjustment       Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
Date                            Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
November 2006 ...............      1      $    235,098.94      0.06%  $  235,098.94     7.875%        637          65.31%
January 2007 ................      1           292,231.12      0.07      292,231.12     7.500         692          81.18
March 2007 ..................      1           253,206.01      0.06      253,206.01     8.000         800          46.04
April 2007 ..................      3           664,823.40      0.16      221,607.80     8.225         677          79.09
May 2007 ....................     16         3,417,241.15      0.80      213,577.57     8.463         671          75.53
June 2007 ...................     28         6,297,607.62      1.48      224,914.56     8.375         665          76.97
July 2007 ...................    219        55,490,809.94     13.06      253,382.69     8.170         678          78.65
August 2007 .................    330        87,828,408.29     20.67      266,146.69     8.052         686          77.88
September 2007 ..............    469       129,270,237.20     30.42      275,629.50     8.018         699          74.23
October 2007 ................    227        61,508,859.90     14.48      270,964.14     3.990         706          71.16
November 2007 ...............    124        33,098,139.75      7.79      266,920.48     1.644         702          71.37
February 2011 ...............      1           146,814.69      0.03      146,814.69     7.763         772          83.42
May 2011 ....................      1           345,012.78      0.08      345,012.78     8.113         654          75.83
June 2011 ...................      1           292,534.04      0.07      292,534.04     8.063         667          70.49
August 2011 .................      2           473,036.32      0.11      236,518.16     7.843         725          48.86
September 2011 ..............      2           308,174.93      0.07      154,087.47     7.950         692          74.61
October 2011 ................     79        19,778,708.20      4.65      250,363.39     5.894         693          69.22
November 2011 ...............     98        25,211,315.00      5.93      257,258.32     3.133         721          70.21
      Total .................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

            Initial Fixed Payment Term for the Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                          Percent of                             Weighted       Weighted
                             Number of      Aggregate     Aggregate      Average      Weighted    Average        Average
                             Group 2        Principal     Principal      Current      Average       FICO         Current
Initial Fixed Payment Term   Mortgage        Balance       Balance      Principal     Mortgage     Credit     Loan-to-Value
(months)                       Loans       Outstanding   Outstanding     Balance        Rate       Score          Ratio
----------------------------- ---------   --------------- ----------- -------------    --------   --------     -------------
12 ..........................  1,419      $378,356,663.32     89.04%  $  266,636.13     6.845%        694          75.02%
60 ..........................    184        46,555,595.96     10.96      253,019.54     4.468         708          69.69
    Total ...................  1,603      $424,912,259.28    100.00%
                               =====      ===============    ======

                                 Mortgage Loans

                    Mortgage Rates for the Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
Range of                      Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Mortgage Rates (%)              Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
0.501 - 1.000 ..............     146   $   52,981,382.20       4.76%  $  362,886.18     1.000%        724          71.90%
1.001 - 1.500 ..............     192       74,300,071.03       6.68      386,979.54     1.313         708          73.18
1.501 - 2.000 ..............     139       47,282,709.45       4.25      340,163.38     1.867         700          73.03
2.001 - 2.500 ..............     156       53,203,640.51       4.78      341,048.98     2.281         698          72.75
2.501 - 3.000 ..............      53       17,246,267.45       1.55      325,401.27     2.730         681          77.47
3.001 - 3.500 ..............      24        8,613,472.38       0.77      358,894.68     3.265         671          75.12
3.501 - 4.000 ..............       7        2,018,303.73       0.18      288,329.10     3.686         671          76.67
4.001 - 4.500 ..............       2          561,981.16       0.05      280,990.58     4.379         744          90.20
6.001 - 6.500 ..............       2          852,262.15       0.08      426,131.08     6.359         758          82.98
6.501 - 7.000 ..............      36       15,134,865.85       1.36      420,412.94     6.880         732          71.68
7.001 - 7.500 ..............     324      126,991,415.42      11.42      391,948.81     7.373         718          75.02
7.501 - 8.000 ..............     937      314,151,277.42      28.25      335,273.51     7.863         704          75.76
8.001 - 8.500 ..............     669      239,166,207.68      21.51      357,498.07     8.251         697          76.07
8.501 - 9.000 ..............     422      154,308,023.04      13.88      365,658.82     8.654         668          78.83
9.001 - 9.500 ..............      12        4,416,496.71       0.40      368,041.39     9.183         668          77.74
9.501 - 10.000 .............       2          851,809.13       0.08      425,904.57     9.563         669          80.13
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

----------
(1) As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.581% per annum.

              Current Principal Balances for the Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
Range of Current Mortgage     Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Loan Principal Balances ($)     Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
0.01 - 50,000.00 ...........       2   $       45,708.89       0.00%  $   22,854.45     7.827%        749          62.12%
50,000.01 - 100,000.00 .....      50        4,221,038.45       0.38       84,420.77     6.393         719          61.32
100,000.01 - 150,000.00 ....     166       21,551,366.03       1.94      129,827.51     7.013         704          70.52
150,000.01 - 200,000.00 ....     306       54,032,399.28       4.86      176,576.47     6.485         697          73.05
200,000.01 - 250,000.00 ....     387       87,339,199.28       7.85      225,682.69     6.643         693          75.09
250,000.01 - 300,000.00 ....     408      112,685,184.33      10.13      276,189.18     6.437         699          74.51
300,000.01 - 350,000.00 ....     403      130,312,693.37      11.72      323,356.56     6.622         697          75.31
350,000.01 - 400,000.00 ....     349      130,616,909.89      11.75      374,260.49     6.285         699          76.28
400,000.01 - 450,000.00 ....     280      118,996,362.89      10.70      424,987.01     6.722         699          76.84
450,000.01 - 500,000.00 ....     255      121,174,719.17      10.90      475,194.98     6.674         694          77.24
500,000.01 - 550,000.00 ....     191       99,695,124.06       8.96      521,964.00     6.845         702          77.56
550,000.01 - 600,000.00 ....      96       55,045,383.56       4.95      573,389.41     6.314         705          77.77
600,000.01 - 650,000.00 ....      72       44,809,174.83       4.03      622,349.65     6.680         704          75.64
650,000.01 - 700,000.00 ....      54       35,953,921.85       3.23      665,813.37     7.042         703          76.14
700,000.01 - 750,000.00 ....      30       21,750,202.84       1.96      725,006.76     6.748         700          74.17
750,000.01 - 800,000.00 ....      21       16,106,036.96       1.45      766,954.14     6.190         708          75.45
800,000.01 - 850,000.00 ....       5        4,063,317.38       0.37      812,663.48     5.284         693          71.91
850,000.01 - 900,000.00 ....      10        8,757,081.52       0.79      875,708.15     6.563         709          73.04
900,000.01 - 950,000.00 ....       9        8,247,612.60       0.74      916,401.40     6.229         705          76.31
950,000.01 - 1,000,000.00 ..       8        7,880,524.43       0.71      985,065.55     7.919         735          76.59
1,000,000.01 - 1,250,000.00        9        9,722,056.89       0.87    1,080,228.54     6.937         701          64.80
1,250,000.01 - 1,500,000.00        7        9,593,045.97       0.86    1,370,435.14     3.316         708          67.64
1,500,000.01 - 1,750,000.00        3        4,566,020.19       0.41    1,522,006.73     7.513         738          58.60
1750,000.01 - 2,000,000.00 .       1        1,913,418.35       0.17    1,913,418.35     7.313         700          75.04
3,000,000.01 - 3,250,000.00        1        3,001,682.30       0.27    3,001,682.30     7.500         704          75.04
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

----------
(1) As of the Cut-off Date, the average principal balance of the Mortgage Loans was approximately $356,093.

             Original Loan-to-Value Ratios for the Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
Range of Original             Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Loan-to-Value Ratios (%)        Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
10.01 - 20.00 ..............       2   $      183,299.21       0.02%  $   91,649.61     5.079%        776          14.77%
20.01 - 30.00 ..............      17        2,756,946.62       0.25      162,173.33     6.382         753          26.11
30.01 - 40.00 ..............      36        8,740,990.09       0.79      242,805.28     5.916         738          36.62
40.01 - 50.00 ..............      78       20,298,109.97       1.83      260,232.18     5.443         733          45.59
50.01 - 60.00 ..............     160       53,177,090.47       4.78      332,356.82     5.470         710          56.44
60.01 - 70.00 ..............     377      133,687,086.90      12.02      354,607.66     5.977         702          66.88
70.01 - 80.00 ..............   2,302      853,365,820.66      76.74      370,706.26     6.737         697          78.72
80.01 - 90.00 ..............     133       34,553,456.39       3.11      259,800.42     7.534         698          88.83
90.01 - 100.00 .............      18        5,317,385.00       0.48      295,410.28     7.299         704          94.88
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

----------
(1) As of the Cut-off Date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 75.36%.

           Original Term To Stated Maturity for the Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
Original Term to Stated       Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Maturity (months)               Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
360 ........................   2,472   $  864,392,470.96      77.73%  $  349,673.33     6.754%        696          75.83%
480 ........................     651      247,687,714.35      22.27      380,472.68     5.976         711          74.54
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

----------
(1) As of the Cut-off Date, the weighted average original term to stated maturity of the Mortgage Loans was approximately 387 months.

          Remaining Terms to Stated Maturity for the Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
Remaining Terms to Stated     Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Maturity (months)               Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
341 - 345 ..................       1   $      261,145.05       0.02%  $  261,145.05     8.000%        682          80.35%
346 - 350 ..................       4        2,096,821.32       0.19      524,205.33     7.953         654          76.70
351 - 355 ..................     148       52,225,331.50       4.70      352,873.86     8.239         684          76.20
356 - 360 ..................   2,319      809,809,173.09      72.82      349,206.20     6.655         697          75.81
471 - 475 ..................       8        3,286,733.60       0.30      410,841.70     8.002         710          78.50
476 - 480 ..................     643      244,400,980.75      21.98      380,094.84     5.949         711          74.48
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

----------
(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 385 months.

   Geographic Distribution of the Mortgaged Properties for the Mortgage Loans
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
                              Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Geographic Area                 Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
Arizona ....................     108   $   33,482,998.01       3.01%  $  310,027.76     6.325%        706          73.09%
California .................   1,723      698,772,473.88      62.83      405,555.70     6.748         700          75.53
Colorado ...................      24        7,030,638.00       0.63      292,943.25     5.956         699          80.18
Connecticut ................      19        5,276,577.00       0.47      277,714.58     6.463         703          80.69
Delaware ...................       6        1,560,924.36       0.14      260,154.06     7.058         681          73.40
District of Columbia .......       4        1,153,755.64       0.10      288,438.91     5.128         696          61.48
Florida ....................     287       83,797,780.33       7.54      291,978.33     6.644         693          75.97
Georgia ....................      14        3,021,534.42       0.27      215,823.89     5.310         699          78.68
Hawaii .....................      31       12,814,476.18       1.15      413,370.20     6.501         709          76.21
Idaho ......................      13        2,890,872.56       0.26      222,374.81     7.462         719          76.43
Illinois ...................      80       21,571,388.01       1.94      269,642.35     6.962         692          77.01
Indiana ....................       3          935,460.16       0.08      311,820.05     3.370         669          75.78
Kansas .....................       3          361,403.95       0.03      120,467.98     7.944         694          72.24
Kentucky ...................       1          249,713.96       0.02      249,713.96     7.250         754          67.33
Louisiana ..................       1          121,606.64       0.01      121,606.64     8.439         803          69.89
Maryland ...................     103       31,742,312.87       2.85      308,177.79     7.017         702          75.13
Massachusetts ..............       9        3,318,515.12       0.30      368,723.90     6.923         679          73.41
Michigan ...................      86       20,479,963.63       1.84      238,139.11     7.650         705          78.92
Minnesota ..................      31        7,335,753.18       0.66      236,637.20     7.069         717          74.42
Missouri ...................      28        5,951,741.27       0.54      212,562.19     5.679         700          78.21
Nebraska ...................       1          229,600.00       0.02      229,600.00     1.950         663          80.00
Nevada .....................      77       22,572,232.27       2.03      293,145.87     6.659         689          76.18
New Hampshire ..............       5          978,997.35       0.09      195,799.47     6.686         734          72.54
New Jersey .................      55       18,525,300.96       1.67      336,823.65     3.772         696          72.61
New Mexico .................       1          684,278.05       0.06      684,278.05     7.363         776          70.18
New York ...................      90       35,122,648.05       3.16      390,251.65     4.771         702          71.51
North Carolina .............       8        2,026,421.80       0.18      253,302.73     5.510         688          75.79
Ohio .......................      29        5,054,994.95       0.45      174,310.17     7.259         692          80.69
Oregon .....................      35       10,525,452.67       0.95      300,727.22     6.614         714          75.26
Pennsylvania ...............      12        1,997,482.52       0.18      166,456.88     7.450         707          78.20
Rhode Island ...............       3          509,200.00       0.05      169,733.33     3.726         682          76.07
South Carolina .............       3          797,862.66       0.07      265,954.22     5.484         715          79.19
South Dakota ...............       2          295,970.60       0.03      147,985.30     8.472         722          70.57
Tennessee ..................       2          643,280.89       0.06      321,640.45     5.281         679          77.67
Texas ......................      11        2,151,231.38       0.19      195,566.49     7.659         685          82.44
Utah .......................      15        3,678,260.19       0.33      245,217.35     7.580         708          76.65
Virginia ...................     125       44,088,878.74       3.96      352,711.03     6.042         691          75.70

   Geographic Distribution of the Mortgaged Properties for the Mortgage Loans
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
                              Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Geographic Area                 Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
Washington .................      66       18,682,528.83       1.68      283,068.62     5.859         702          77.77
Wisconsin ..................       7        1,416,433.88       0.13      202,347.70     5.849         726          75.27
Wyoming ....................       2          229,240.35       0.02      114,620.18     4.776         682          77.76
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

                Mortgagors' FICO Scores for the Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
Range of FICO                 Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Credit Scores                   Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
620 ........................      13   $    3,744,952.02       0.34%  $  288,073.23     7.124%        620          74.32%
621 - 640 ..................     260       86,509,072.02       7.78      332,727.20     7.499         632          76.43
641 - 660 ..................     445      156,810,002.87      14.10      352,382.03     7.372         650          76.70
661 - 680 ..................     558      191,592,206.66      17.23      343,355.21     6.484         670          75.85
681 - 700 ..................     463      169,069,591.59      15.20      365,161.10     6.346         690          76.98
701 - 720 ..................     404      153,949,802.86      13.84      381,063.87     6.260         710          75.53
721 - 740 ..................     328      114,623,895.34      10.31      349,463.10     6.070         730          75.63
741 - 760 ..................     270      100,024,849.68       8.99      370,462.41     6.485         750          75.18
761 - 780 ..................     210       78,567,424.58       7.06      374,130.59     6.472         770          73.16
781 - 800 ..................     128       44,010,905.53       3.96      343,835.20     6.057         790          70.29
801 - 820 ..................      43       12,614,832.41       1.13      293,368.20     6.702         807          66.60
841 - 860 ..................       1          562,649.75       0.05      562,649.75     7.513         843          80.26
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

----------
(1) As of the Cut-off Date, the weighted average FICO Credit Score of the Mortgage Loans was approximately 700.

              Types of Mortgaged Properties for the Mortgage Loans
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
                              Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Property Type                   Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
Single Family Residence ....   2,192   $  787,722,853.61      70.83%  $  359,362.62     6.605%        698          75.37%
Planned Unit
Development (PUD) ..........     511      190,136,715.98      17.10      372,087.51     6.540         702          76.01
Condominium ................     284       86,623,586.79       7.79      305,012.63     6.592         707          77.92
Two- to Four-Family
Residence ..................     111       41,655,351.13       3.75      375,273.43     6.406         691          72.12
Townhouse ..................      25        5,941,677.80       0.53      237,667.11     5.796         703          72.50
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

                         Purposes of the Mortgage Loans
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
                              Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Loan Purpose                    Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
Refinance (Cash Out) .......   1,924   $  652,278,532.95      58.65%  $  339,022.11     6.583%        697          73.89%
Refinance (Rate/Term) ......     662      248,672,639.96      22.36      375,638.43     6.761         697          76.83
Purchase ...................     537      211,129,012.40      18.99      393,163.90     6.364         710          79.14
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

                    Occupancy Types for the Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
                              Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Occupancy Type                  Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
Primary Home ...............   2,974   $1,074,443,022.30      96.62%  $  361,278.76     6.551%        699          75.64%
Investment .................     122       29,810,934.19       2.68      244,351.92     7.713         714          72.96
Secondary Home .............      27        7,826,228.82       0.70      289,860.33     6.419         718          72.45
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

----------
(1) Based upon representations of the related mortgagors at the time of origination.

                 Loan Documentation Type for the Mortgage Loans
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
                              Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Documentation Type              Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
Full/Alternate .............     255   $   73,871,370.12       6.64%  $  289,691.65     6.339%        699          76.49%
Limited ....................      19        5,066,669.35       0.46      266,666.81     4.276         759          57.52
Stated Income ..............   2,096      772,964,162.83      69.51      368,780.61     6.613         700          76.67
No Ratio ...................     106       47,365,307.59       4.26      446,842.52     8.072         696          77.77
No Income/No Asset .........     227       68,264,554.87       6.14      300,724.91     7.538         695          72.40
No Doc .....................     420      144,548,120.55      13.00      344,162.19     5.671         698          70.45
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

                       Loan Age for the Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
                              Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Loan Age (months)               Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
0 ..........................     459   $  162,665,073.98      14.63%  $  354,390.14     2.234%        703          73.04%
1 ..........................     549      187,667,595.02      16.88      341,835.33     4.560         705          73.58
2 ..........................     845      311,252,386.37      27.99      368,346.02     7.954         706          75.57
3 ..........................     721      261,450,233.36      23.51      362,621.68     7.979         696          77.04
4 ..........................     388      131,174,865.11      11.80      338,079.55     8.098         685          78.06
5 ..........................      91       33,177,395.75       2.98      364,586.77     8.174         682          77.05
6 ..........................      43       15,248,485.63       1.37      354,615.94     8.332         690          75.62
7 ..........................      13        4,598,871.67       0.41      353,759.36     8.124         683          75.03
8 ..........................       3        1,113,896.41       0.10      371,298.80     8.440         694          72.59
9 ..........................       6        1,373,415.64       0.12      228,902.61     8.435         718          74.40
10 .........................       1          292,231.12       0.03      292,231.12     7.500         692          81.18
12 .........................       2        1,260,265.45       0.11      630,132.73     7.875         651          73.96
13 .........................       1          544,324.75       0.05      544,324.75     8.375         640          80.64
15 .........................       1          261,145.05       0.02      261,145.05     8.000         682          80.35
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

----------
(1) As of the Cut-off Date, the weighted average loan age of the Mortgage Loans was approximately two months.

                  Prepayment Charge Terms of the Mortgage Loans
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
Prepayment Charge             Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Term                            Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
None .......................     202   $   77,004,326.41       6.92%  $  381,209.54     6.154%        708          74.93%
12 Months-Hard .............     321      132,081,812.47      11.88      411,469.82     6.904         713          75.18
12 Months-Soft .............      21        8,225,699.71       0.74      391,699.99     7.704         694          75.93
24 Months-Hard .............     156       64,039,497.94       5.76      410,509.60     6.663         707          75.33
24 Months-Soft .............       3          842,591.95       0.08      280,863.98     8.482         686          78.42
36 Months-Hard .............   2,293      784,130,740.17      70.51      341,967.18     6.455         696          75.53
36 Months-Soft .............     119       42,718,480.25       3.84      358,978.83     8.171         697          77.90
60 Months-Hard .............       3        1,107,806.69       0.10      369,268.90     8.171         723          80.22
60 Months-Soft .............       5        1,929,229.72       0.17      385,845.94     8.414         704          79.41
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

                     Gross Margins for the Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
                              Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Range of Gross Margins (%)      Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
0.501 - 1.000 ..............       1   $      260,378.02       0.02%  $  260,378.02     6.039%        720          89.79%
1.501 - 2.000 ..............       2        1,860,970.17       0.17      930,485.09     2.920         728          79.87
2.001 - 2.500 ..............      64       26,138,948.39       2.35      408,421.07     5.911         721          73.62
2.501 - 3.000 ..............     483      193,094,201.81      17.36      399,780.96     5.962         718          74.20
3.001 - 3.500 ..............   1,516      510,437,576.73      45.90      336,700.25     6.126         704          74.66
3.501 - 4.000 ..............     944      338,354,076.40      30.43      358,425.93     7.456         684          77.36
4.001 - 4.500 ..............     102       38,091,012.34       3.43      373,441.30     8.412         674          78.78
4.501 - 5.000 ..............      11        3,843,021.45       0.35      349,365.59     9.313         678          78.03
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

----------
(1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans was approximately 3.381%.

                Maximum Mortgage Rates for the Mortgage Loans(1)
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
                              Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Maximum Mortgage Rate (%)       Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
8.501 - 9.000 ..............      12   $    5,709,806.14       0.51%  $  475,817.18     6.779%        713          77.93%
9.501 - 10.000 .............   3,049    1,083,113,350.07      97.40      355,235.60     6.582         700          75.50
10.001 - 10.500 ............      39       13,707,725.48       1.23      351,480.14     5.848         679          77.13
10.501 - 11.000 ............       4        3,722,663.49       0.33      930,665.87     7.588         697          74.74
11.001 - 11.500 ............       4          803,276.34       0.07      200,819.09     5.662         715          82.60
11.501 - 12.000 ............      12        4,270,826.29       0.38      355,902.19     7.933         703          78.72
12.001 - 12.500 ............       1          247,000.00       0.02      247,000.00     2.200         747          53.70
12.501 - 13.000 ............       1          269,287.50       0.02      269,287.50     8.689         675          79.91
13.501 - 14.000 ............       1          236,250.00       0.02      236,250.00     3.650         648          75.00
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

----------
(1) As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 9.975%.

               Negative Amortization Limit for the Mortgage Loans
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
Negative Amortization         Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Limit (%)                       Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
110 ........................   1,862   $  677,654,188.92      60.94%  $  363,938.88     6.185%        692          75.45%
115 ........................   1,260      433,977,219.01      39.02      344,426.36     7.199         711          75.68
125 ........................       1          448,777.38       0.04      448,777.38     7.163         686          80.14
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

                Next Rate Adjustment Date for the Mortgage Loans
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
                              Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Next Rate Adjustment Date       Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
November 2006 ..............   3,123   $1,112,080,185.31     100.00%  $  356,093.56     6.581%        700          75.54%
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

               Next Payment Adjustment Date for the Mortgage Loans
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
                              Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
Next Payment Adjustment Date    Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
November 2006 ..............       2   $    1,260,265.45       0.11%  $  630,132.73     7.875%        651          73.96%
January 2007 ...............       1          292,231.12       0.03      292,231.12     7.500         692          81.18
February 2007 ..............       5        1,226,600.95       0.11      245,320.19     8.515         712          73.32
March 2007 .................       3        1,113,896.41       0.10      371,298.80     8.440         694          72.59
April 2007 .................      13        4,598,871.67       0.41      353,759.36     8.124         683          75.03
May 2007 ...................      41       13,894,786.56       1.25      338,897.23     8.390         690          77.35
June 2007 ..................      89       32,379,880.45       2.91      363,818.88     8.187         681          77.06
July 2007 ..................     388      131,174,865.11      11.80      338,079.55     8.098         685          78.06
August 2007 ................     720      261,238,342.09      23.49      362,831.03     7.980         696          77.09
September 2007 .............     840      309,820,145.18      27.86      368,833.51     7.955         706          75.57
October 2007 ...............     425      150,820,260.18      13.56      354,871.20     4.235         706          74.34
November 2007 ..............     285      105,742,458.55       9.51      371,026.17     1.737         699          73.81
February 2011 ..............       1          146,814.69       0.01      146,814.69     7.763         772          83.42
May 2011 ...................       2        1,353,699.07       0.12      676,849.54     7.740         690          57.87
June 2011 ..................       2          797,515.30       0.07      398,757.65     7.620         721          76.61
August 2011 ................       2          473,036.32       0.04      236,518.16     7.843         725          48.86
September 2011 .............       5        1,432,241.19       0.13      286,448.24     7.715         691          75.37
October 2011 ...............     125       37,391,659.59       3.36      299,133.28     5.927         699          70.65
November 2011 ..............     174       56,922,615.43       5.12      327,141.47     3.158         712          71.59
                               -----   -----------------     ------
      Total ................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

                Initial Fixed Payment Term for the Mortgage Loans
--------------------------------------------------------------------------------

                                                          Percent of                              Weighted       Weighted
                                            Aggregate      Aggregate      Average     Weighted    Average        Average
                             Number of      Principal      Principal      Current      Average      FICO         Current
Initial Fixed Payment Term    Mortgage       Balance        Balance      Principal     Mortgage    Credit     Loan-to-Value
(months)                        Loans      Outstanding    Outstanding     Balance        Rate       Score         Ratio
---------------------------- --------- -----------------  ----------- -------------   ---------   --------    -------------
12 .........................   2,812   $1,013,562,603.72      91.14%  $  360,441.89     6.793%        699          75.98%
60 .........................     311       98,517,581.59       8.86      316,776.79     4.404         707          71.05
                               -----   -----------------     ------
    Total ..................   3,123   $1,112,080,185.31     100.00%
                               =====   =================     ======

                         DESCRIPTION OF THE CERTIFICATES

General

      The trust will issue the certificates (other than the Grantor Trust Certificates), and each Grantor Trust will issue a class of Grantor Trust Certificates, pursuant to the pooling and servicing agreement. The following sections of this free writing prospectus are summaries of the material terms of the certificates and the pooling and servicing agreement pursuant to which the certificates will be issued. They do not purport to be complete, however, and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates. The certificates (other than the Grantor Trust Certificates) will represent undivided beneficial ownership interests in the trust only, and each class of Grantor Trust Certificates will represent undivided beneficial ownership interests in the related Grantor Trust only, and none of the certificates represent an interest in or obligation of IndyMac MBS, Inc., IndyMac Bank, F.S.B. or any of their affiliates. In addition, the Class 1-A2AU Certificates will represent undivided beneficial ownership interests in a trust referred to as the corridor trust, the primary assets of which will be the corridor trust's rights under the Corridor Contract referred to in this free writing prospectus, and each class of Grantor Trust Certificates will represent the Supplemental Interest Trust's rights, on behalf of the related Grantor Trust, under the related Cap Agreement referred to in this free writing prospectus.

      The Mortgage Pass-Through Certificates, Series 2006-AR14 will consist of the Class 1-A1AU, Class 1-A1A, Class 1-A1B, Class 1-A2AU, Class 1-A2A, Class 1-A3AU, Class 1-A3A, Class 1-A3BU, Class 1-A3B, Class 1-A4AU, Class 1-A4A, Class 1-AX, Class 2-A, Class 2-AX, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class P, Class C and Class R Certificates. Only the classes of certificates listed on the cover page are offered by this free writing prospectus. The Class 1-A1AU, Class 1-A2AU, Class 1-A3AU, Class 1-A3BU, Class 1-A4AU, Class 1-AX, Class 2-AX, Class P, Class C and Class R Certificates (all of which are together referred to as the "private certificates") are not offered by this free writing prospectus.

      When describing the Offered Certificates and the Class 1-A1AU, Class 1-A2AU, Class 1-A3AU, Class 1-A3BU, Class 1-A4AU, Class 1-AX and Class 2-AX Certificates in this free writing prospectus, we use the following terms:
       Designation                        Classes of Certificates
------------------------ -------------------------------------------------------
Senior Certificates:     Class 1-A1AU, Class 1-A1B, Class 1-A2AU, Class 1-A3AU,
                         Class 1-A3BU, Class 1-A4AU, Class 1-AX, Class 2-A and
                         Class 2-AX Certificates

Subordinated
Certificates:            Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
                         Class M-6, Class M-7, Class M-8, Class M-9 and Class
                         M-10 Certificates

Group 1 Senior
Certificates:            Class 1-A1AU, Class 1-A1B, Class 1-A2AU, Class 1-A3AU,
                         Class 1-A3BU, Class 1-A4AU and Class 1-AX Certificates

Group 2 Senior
Certificates:            Class 2-A and Class 2-AX Certificates

Grantor Trust
Certificates:            Class 1-A1A, Class 1-A2A, Class 1-A3A, Class 1-A3B and
                         Class 1-A4A Certificates

LIBOR Certificates:      Senior and Subordinated Certificates and Grantor Trust
                         Certificates

Offered Certificates:    Class 1-A1A, Class 1-A1B, Class 1-A2A, Class 1-A3A,
                         Class 1-A3B, Class 1-A4A, Class 2-A, Class M-1, Class
                         M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
                         M-7, Class M-8 and Class M-9 Certificates

The certificates are generally referred to as the following types:

          Class                                    Type
-------------------------- -----------------------------------------------------
Class 1-A1AU Certificates: Senior/Super Senior/Floating Pass-Through Rate

Class 1-A1A Certificates:  Grantor Trust/Super Senior/Floating Pass-Through Rate

Class 1-A1B Certificates:  Senior/Support/Floating Pass-Through Rate

Class 1-A2AU Certificates: Senior/Super Senior/Floating Pass-Through Rate

Class 1-A2A Certificates:  Grantor Trust/Super Senior/Floating Pass-Through Rate

Class 1-A3AU Certificates: Senior/Super Senior/Floating Pass-Through Rate

Class 1-A3A Certificates:  Grantor Trust/Super Senior/Floating Pass-Through Rate

Class 1-A3BU Certificates: Senior/Support/Floating Pass-Through Rate

Class 1-A3B Certificates:  Grantor Trust/Support/Floating Pass-Through Rate

Class 1-A4AU Certificates: Senior/Super Senior/Floating Pass-Through Rate

Class 1-A4A Certificates:  Grantor Trust/Super Senior/Floating Pass-Through Rate

Class 1-AX Certificates:   Senior/Notional Amount Certificates/Variable
                           Pass-Through Rate

Class 2-A Certificates:    Senior/Floating Pass-Through Rate

Class 2-AX Certificates:   Senior/Notional Amount Certificates/Variable
                           Pass-Through Rate

Subordinated Certificates: Subordinate/ Floating Pass-Through Rate

Class P Certificates:      Prepayment Charges

Class C Certificates:      Economic residual

Class R Certificates:      REMIC tax residual

      The Class 1-A1AU, Class 1-A2AU, Class 1-A3AU, Class 1-A3BU, Class 1-A4AU, Class 1-AX, Class 2-AX, Class M-10, Class C, Class P and Class R Certificates are not offered by this free writing prospectus. The Class C, Class P and Class R Certificates will not bear interest. The Class 1-AX and Class 2-AX Certificates will bear interest at the applicable Pass-Through Rate on their respective Notional Amounts. The Class P Certificates will be entitled to a portion of prepayment charges received in respect of the Mortgage Loans, and such amounts will not be available for distribution to the holders of the Offered Certificates and the other private certificates. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the Offered Certificates.

      The "Class Certificate Balance" of any class of certificates (other than the Notional Amount Certificates) as of any Distribution Date is the initial Class Certificate Balance of that class reduced by the sum of

      o all amounts previously distributed to holders of certificates of that class as distributions of principal,

      o the amount of Applied Realized Loss Amounts allocated to that class (with respect to each class of Grantor Trust Certificates, indirectly through the related class of underlying certificates), and

o and, other than with respect to a class of Grantor Trust Certificates (to the extent there has been no default in payment by the Cap Counterparty under the related Cap Agreement), increased by

      o the amount of Net Deferred Interest allocated to that class of certificates;

provided, however, to the extent Applied Realized Loss Amounts have been allocated to the Class Certificate Balance of any class of Certificates, its Class Certificate Balance will be increased on each Distribution Date sequentially by class in the order of distribution priority by the amount of Subsequent Recoveries (if any) on the Mortgage Loans in the related loan group collected during the period beginning on the second day of the calendar month preceding the calendar month in which that Distribution Date occurs and ending on the Due Date in the month in which that Distribution Date occurs (but not by more than the amount of the Unpaid Realized Loss Amount for that class). After such allocation, a corresponding decrease will be made on that Distribution Date to the Unpaid Realized Loss Amount for any class that had its Class Certificate Balance increased by such allocation of Subsequent Recoveries.

      Although Subsequent Recoveries, if any, will be allocated to increase the Class Certificate Balance of a class of Offered Certificates, as described above, such Subsequent Recoveries will be included in the Principal Remittance Amount and will be distributed in the priority set forth below under "Distributions--Distributions of Principal," and therefore such Subsequent Recoveries may not to be used to make any principal distributions on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of those certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Class Certificate Balance for any Interest Accrual Period preceding the Distribution Date on which such increase occurs.

Notional Amount Certificates

      Each class of Notional Amount Certificates does not have a Class Certificate Balance but will bear interest on its Notional Amount. The "Notional Amount" for the Class 1-AX and Class 2-AX Certificates for any Distribution Date will equal 20% of the aggregate Class Certificate Balance of the Group 1 Senior Certificates and Group 2 Senior Certificates (other than the Notional Amount Certificates), respectively immediately prior to that Distribution Date.

Book-Entry Certificates

      The Offered Certificates will be book-entry certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("Certificate Owners") will hold their Book-Entry Certificates through The Depository Trust Company ("DTC") in the United States, or, upon request, through Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("Euroclear") in Europe , if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates that equal the aggregate Class Certificate Balance of the Offered Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, Luxembourg and JPMorgan Chase Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Class Certificate Balances of $25,000 and integral multiples of $1 in excess thereof. Except as described below, no person acquiring a Book-Entry Certificate will be entitled to receive a physical certificate representing such Offered Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only Certificateholder of the Offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("Participants") and DTC.

      The Certificate Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Certificate Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Certificate Owner's

Financial Intermediary is not a Participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

      Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the trustee through DTC and Participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"), with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the DTC Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

      Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

      Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between Participants will occur in accordance with DTC Rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

      DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the DTC Rules.

      Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("Clearstream, Luxembourg"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On January 10, 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

      Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

      On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

      Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "Euroclear Operator") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

      Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries.

Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

      The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable Participants in accordance with DTC's normal procedures. Each Participant will be responsible for disbursing such payments to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Certificate Owners that it represents.

      Under a book-entry format, Certificate Owners may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to Offered Certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

      Monthly and annual reports on the issuing entity provided by the trustee to Cede & Co., as nominee of DTC, may be made available to Certificate Owners upon request, in accordance with the DTC Rules and the rules, regulations and procedures creating and affecting the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Certificate Owners are credited.

      DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

      Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, or (b) after the occurrence of an event of default under the pooling and servicing agreement), beneficial owners having not less than 51% of the Voting Rights evidenced by the Offered Certificates advise the trustee and DTC through the Financial Intermediaries and the Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related Offered Certificates under the pooling and servicing agreement.

      Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Payments on Mortgage Loans; Accounts

      On or before the closing date, the Servicer will establish an account (the "Certificate Account"), which will be maintained in trust for the benefit of the certificateholders. The Servicer will deposit or cause to be deposited in the Certificate Account all amounts required to be deposited in it under the pooling and servicing agreement. The Servicer may withdraw funds from the Certificate Account for purposes set forth in the pooling and servicing agreement. On or before the closing date, the trustee will establish an account (the "Distribution Account"), which will be maintained with the trustee in trust for the benefit of the certificateholders. On or prior to the business day immediately preceding each Distribution Date, the Servicer will withdraw from the Certificate Account the amount of the Interest Remittance Amount and the Principal Remittance Amount for that Distribution Date and the prepayment charges and will deposit such amounts in the Distribution Account. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans and such amounts will not be available for distribution to the holders of the other certificates. There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

      Prior to each Determination Date, the Servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Servicer.

      The Grantor Trust Distribution Accounts

      The Grantor Trustee, as paying agent for each Grantor Trust, will establish and maintain an account for each Grantor Trust (each, a "Grantor Trust Distribution Account"), into which will be deposited all related Grantor Trust Available Funds. All amounts deposited to each Grantor Trust Distribution Account will be held by the Grantor Trustee in the name of the applicable Grantor Trustee for the benefit of the holders of the related class of Grantor Trust certificates in accordance with the terms and provisions of the pooling and servicing agreement.

      On each Distribution date, the Grantor Trustee will pay the holders of each class of Grantor Trust Certificates in accordance with the provisions set forth under "Description of the Certificates--Distributions on the Grantor Trust Certificates" in this free writing prospectus. The Grantor Trustee will be entitled to reimbursement of expenses incurred in connection with its duties as permitted under the pooling and servicing agreement out of the funds on deposit in the related Grantor Trust Distribution Account.

      The Corridor Account and the Cap Accounts

      The Corridor Trustee will establish and maintain a corridor account (the "Corridor Account") on behalf of the holders of the Class 1-A2AU Certificates. With respect to each Distribution Date, the Corridor Trustee will make a withdrawal from the Corridor Account for distribution to the holders of the Class 1-A2AU Certificates, as described below under "-- The Corridor Contract."

      The Grantor Trustee will establish and maintain a cap account related to each Cap Agreement (each, a "Cap Account") on behalf of the holders of the related class of Grantor Trust Certificates and the Cap Counterparty. With respect to each Distribution Date, the Grantor Trustee will deposit into each Cap Account any amounts that are to be remitted to the Cap Counterparty, as well as any amounts received from the Cap Counterparty in respect of the related Cap Agreement, each as described below under "-- The Cap Agreements."

Investments of Amounts Held in Accounts

      The Certificate Account. All funds in the Certificate Account may be invested in permitted investments at the direction of the Servicer. All income and gain net of any losses realized will be for the benefit of the Servicer as additional servicing compensation and will be remitted to it monthly as described herein.

      The amount of any losses incurred in the Certificate Account in respect of the investments will be deposited by the Servicer in the Certificate Account out of the Servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account and made in accordance with the pooling and servicing agreement.

      The Distribution Account, Grantor Trust Distribution Accounts, Cap Accounts, Corridor Account and Carryover Reserve Fund. Funds in the Distribution Account, Grantor Trust Distribution Accounts, Cap Accounts, Corridor Account and Carryover Reserve Fund will not be invested.

Fees and Expenses

         The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

Type / Recipient (1)                    Amount                      General Purpose                    Source (2)          Frequency
--------------------  ----------------------------------------    -------------------    --------------------------------- ---------
Fees

Servicing Fee /       0.375% per annum of the Stated Principal    Compensation           Interest collected with respect     Monthly
Servicer              Balance of each Mortgage Loan (3)                                  to each Mortgage Loan and any
                                                                                         Liquidation Proceeds or Subsequent
                                                                                         Recoveries that are allocable to
                                                                                         accrued and unpaid interest (4)

Additional Servicing  o All late payment fees, assumption         Compensation           Payments made by obligors with      Time to
Compensation /          fees and other similar charges                                   respect to the Mortgage Loans          time
Servicer                (excluding prepayment charges)

                      o All investment income earned on           Compensation           Investment income related to        Monthly
                        amounts on deposit in the                                        the Certificate Account and the
                        Certificate Account.                                              Distribution Account

                      o Excess Proceeds (5)                       Compensation           Liquidation Proceeds and            Time to
                                                                                         Subsequent Recoveries                  time

Trustee Fee /         0.002% per annum of the Stated              Compensation           Interest Remittance Amount          Monthly
Trustee               Principal Balance of each Mortgage
                      Loan

Expenses

Insurance expenses /  Expenses incurred by the Servicer           Reimbursement of       To the extent the expenses are      Time to
Servicer                                                          Expenses               covered by an insurance policy         time
                                                                                         with respect to the Mortgage
                                                                                         Loan

Type / Recipient (1)                    Amount                      General Purpose                    Source (2)          Frequency
--------------------  ----------------------------------------    -------------------    --------------------------------- ---------
Cap Payments/Grantor  Cap Payments to each Grantor Trust          To limit Net           Cap Agreements                      Time to
Trusts                to the extent the related class of          Deferred Interest                                             time
                      underlying certificates is allocated        to the classes of
                      Net Deferred Interest                       Grantor Trust
                                                                  Certificates

Cap Counterparty      Reimbursement of previous Cap Payments      Reimbursement of       Interest and principal              Time to
Payment/Issuing       for (i) accrued and unpaid interest         expenses               distributions on the classes of        time
Entity                related to Cap Deferred Interest                                   underlying certificates
                      Amounts and (ii) Cap Deferred Interest

Servicing Advances /  To the extent of funds available,           Reimbursement of       With respect to each Mortgage       Time to
Servicer              the amount of any Servicing Advances        expenses               Loan, late recoveries of the           time
                                                                                         payments of the costs and expenses,
                                                                                         Liquidation Proceeds, Subsequent
                                                                                         Recoveries, purchase proceeds or
                                                                                         repurchase proceeds for that
                                                                                         Mortgage Loan (6)

Indemnification       Amounts for which the seller, the           Indemnification        Amounts on deposit on the           Time to
expenses / the        Servicer and the depositor are entitled                            Certificate Account on any             time
Seller, the Servicer  to indemnification                                                 Distribution Account Deposit
and the Depositor                                                                        Date, following the transfer to
                                                                                         the Distribution Account

Reimbursement         Amount for which the Grantor Trustee is     Reimbursement of       Funds on deposit in each            Time to
Expenses/ Grantor     entitled to be reimbursed                   expenses               Grantor Trust Distribution             time
Trustee                                                                                  Account

(1) If the trustee succeeds to the position of Servicer, it will be entitled to receive the same fees and expenses of the Servicer described in this free writing prospectus. Any change to the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Servicer in the case of amounts owed to the Servicer) prior to distributions on the certificates.

(3) The amount of the monthly Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) The Servicing Fee is payable from interest collections on the Mortgage Loans, but may be paid from any other amounts on deposit in the Certificate Account, if interest collections are insufficient to pay the Servicing Fee.

(5) "Excess Proceeds" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

Distributions

      Distributions on the certificates will be made by the trustee on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2006 (each, a "Distribution Date"), to the persons in whose names such certificates are registered at the close of business on the Record Date. The "Record Date" for (a) the LIBOR Certificates, as long as these certificates are Book-Entry Certificates, is the business day immediately prior to that Distribution Date and (b) any Definitive Certificates is the last business day of the month immediately preceding the month of that Distribution Date.

      Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register or in the case of a certificateholder who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of such certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentment and surrender of such certificates at the corporate trust office of the trustee.

      On each Distribution Date, the Trustee will withdraw all prepayment charges in the Distribution Account and distribute them to the Class P Certificates.

      The "Interest Remittance Amount" for any Distribution Date and loan group is equal to:

            (a) the sum, without duplication, of:

                  (1) all interest on the Mortgage Loans in that loan group due on the related Due Date and received on or prior to the related Determination Date, less the related Servicing Fees,

                  (2) all interest on prepayments on the Mortgage Loans in that loan group, other than Prepayment Interest Excess,

                  (3) all Advances relating to interest in respect of the
            Mortgage Loans in that loan group,

                  (4) amounts paid by the Servicer in respect of Compensating
            Interest related to the Mortgage Loans in that loan group, and

                  (5) liquidation proceeds on the Mortgage Loans in that loan group received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest),

            minus

            (b) all Advances in respect of the Mortgage Loans in that loan group relating to interest and certain expenses reimbursed since the prior Due Date,

            plus

            (c) the lesser of (i) the Principal Payment Amount for that loan group and Distribution Date and (ii) the aggregate Deferred Interest on the Mortgage Loans in that loan group for that Distribution Date.

      The "Principal Remittance Amount" for any Distribution Date and loan group is equal to:

            (a) the excess of the sum, without duplication, of:

                  (1) the principal collected or advanced on the Mortgage Loans in that loan group with respect to the related Due Date,

                  (2) the prepayments for that loan group for that Distribution
            Date;

                  (3) the Stated Principal Balance of each Mortgage Loan in that loan group that was repurchased by the seller or purchased by the Servicer with respect to that Distribution Date;

                  (4) any Substitution Adjustment Amounts in respect of Mortgage
            Loans in that loan group, and

                  (5) all liquidation proceeds in respect of Mortgage Loans in that loan group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans in that loan group received during the related Prepayment Period over the Deferred Interest for that Distribution Date and loan group minus

            (b) all non-recoverable Advances relating to principal on the Mortgage Loans in that loan group and certain expenses reimbursed since the prior Due Date.

      "Prepayment Interest Excess" means with respect to any Mortgage Loan and principal prepayment received by the Servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid by the related mortgagor in respect of interest on such principal prepayment.

Interest

      General. On each Distribution Date, the interest distributable with respect to each class of LIBOR Certificates is the interest which has accrued on their Class Certificate Balance immediately prior to that Distribution Date at the then applicable Pass-Through Rate during the applicable Interest Accrual Period and any Interest Carry Forward Amount for such class.

      The Pass-Through Rates for the LIBOR Certificates are variable rates that may change from Distribution Date to Distribution Date. Additionally, the Pass-Through Rates for the LIBOR Certificates are subject to increase after the Optional Termination Date. On each Distribution Date, the Pass-Through Rate for each class of LIBOR Certificates (other than the Notional Amount Certificates) will be subject to the applicable Net Rate Cap. If on any Distribution Date, the Pass-Through Rate for a class of LIBOR Certificates (other than the Notional Amount Certificates) is based on the related Net Rate Cap, each holder of the applicable certificates will be entitled to receive the resulting shortfall only from remaining excess cashflow (if any) to the extent described in this free writing prospectus under "-- Overcollateralization Provisions" and in the case of the Class 1-A2AU Certificates, from payments under the Corridor Contract.

      Distributions of Interest Funds. On each Distribution Date, the Interest Funds for each loan group for that Distribution Date are required to be distributed in the following priority, until such Interest Funds have been fully distributed:

      (1) concurrently:

            (a) from Interest Funds for loan group 1, concurrently, to each class of Group 1 Senior Certificates, the Current Interest and Interest Carry Forward Amount for each of those classes and that Distribution Date, pro rata, based on the amount of interest each class is entitled to receive on that Distribution Date; provided, however, that if funds available are insufficient to pay such amount, any resulting shortfalls will be allocated pro rata on the basis of Current Interest and Interest Carry Forward Amounts due such classes on that Distribution Date, and

            (b) from Interest Funds for loan group 2, concurrently, to each class of Group 2 Senior Certificates, the Current Interest and Interest Carry Forward Amount for each of those classes and that Distribution Date, pro rata, based on the amount of interest each class is entitled to receive on that Distribution Date; provided, however, that if funds available are insufficient to pay such amount, any resulting shortfalls will be allocated pro rata on the basis of Current Interest and Interest Carry Forward Amounts due such classes on that Distribution Date, and

      (2) the Interest Remittance Amount remaining undistributed for each loan group after distribution pursuant to clause (1) above will be aggregated and distributed as follows:

            first, concurrently, to each class of senior certificates, Current Interest and any Interest Carry Forward Amount for that class remaining unpaid for that Distribution Date, (any shortfall in Current Interest and Interest Carry Forward Amount to be allocated among such classes in proportion to the amount of Current Interest and Interest Carry Forward Amount that would otherwise be distributable thereon);

            second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the Current Interest and Interest Carry Forward Amount for each such class and that Distribution Date; and

            third, for application as part of the Excess Cashflow for that Distribution Date, as described under "Overcollateralization" below, any such Interest Remittance Amount remaining undistributed for that Distribution Date.

      Pass-Through Rates. The classes of certificates will have the respective pass through rates described below (each, a "Pass-Through Rate").

      The Pass-Through Rate with respect to each Interest Accrual Period and each class of LIBOR Certificates (other than the Notional Amount Certificates) will be a per annum rate equal to the lesser of:

      (1) One-Month LIBOR for that Interest Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") plus the Pass-Through Margin for that class and Interest Accrual Period, and

      (2) the related Net Rate Cap for that Distribution Date.

      The Pass-Through Rate for the Class 1-AX and Class 2-AX Certificates for the Interest Accrual Period related to any Distribution Date (other than the first Distribution Date) will be the excess, if any, of (x) the related Net Rate Cap over (y) the product of (1) one-month LIBOR plus (A) with respect to the Interest Accrual Period related to any Distribution Date on or prior to the first possible Optional Termination Date, 0.20% per annum and (B) with respect to the Interest Accrual Period related to any Distribution Date after the first possible Optional Termination Date, 0.40% per annum and (2) the actual number of days in that Interest Accrual Period divided by 30. For the first Distribution Date only, the Pass-Through Rates for the Class 1-AX and Class 2-AX Certificates will be 0.5970101% and 0.6048524%, respectively.

      The "Pass-Through Margin" for each class of LIBOR Certificates (other than the Notional Amount Certificates) is as follows:

Class of LIBOR Certificates               Pass-Through Margin
---------------------------               -------------------
                                          (1)           (2)
                                          ------      ------
Class 1-A1AU                              0.090%      0.180%

Class 1-A1A                               0.090%      0.180%

Class 1-A1B                               0.140%      0.280%

Class 1-A2AU                              0.150%      0.300%

Class 1-A2A                               0.150%      0.300%

Class 1-A3AU                              0.200%      0.400%

Class 1-A3A                               0.200%      0.400%

Class 1-A3BU                              0.300%      0.600%

Class 1-A3B                               0.300%      0.600%

Class 1-A4AU                              0.170%      0.340%

Class of LIBOR Certificates               Pass-Through Margin
---------------------------               -------------------
                                          (1)           (2)
                                          ------      ------
Class 1-A4A                               0.170%      0.340%

Class 2-A                                 0.200%      0.400%

Class M-1                                 0.400%      0.600%

Class M-2                                 0.420%      0.630%

Class M-3                                 0.440%      0.660%

Class M-4                                 0.530%      0.795%

Class M-5                                 0.580%      0.870%

Class M-6                                 0.650%      0.975%

Class M-7                                 1.100%      1.650%

Class M-8                                 1.400%      2.100%

Class M-9                                 1.750%      2.625%

Class M-10                                1.750%      2.625%

----------
(1) For the Interest Accrual Period related to any Distribution Date occurring on or prior to the first possible Optional Termination Date.

(2) For the Interest Accrual Period related to any Distribution Date occurring after the first possible Optional Termination Date.

      Definitions Related to Interest Calculations. The "Interest Accrual Period" for (x) each class of LIBOR Certificates (other than the Notional Amount Certificates) and for any Distribution Date will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or October 25, 2006, in the case of the first Distribution Date) and ending on the day immediately prior to that Distribution Date and (y) each class of Notional Amount Certificates and for any Distribution Date will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs and ending on the day immediately prior to that Distribution Date; provided, however, that in the case of the first Distribution Date, the Interest Accrual Period for the Notional Amount Certificates will consist of 25 days. Interest on the LIBOR Certificates (other than the Notional Amount Certificates) will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that Interest Accrual Period. Interest on the Notional Amount Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      The "Interest Funds" for any Distribution Date and loan group are equal to the Interest Remittance Amount for that loan group minus the related portion of the Trustee Fee for that Distribution Date.

      "Current Interest" with respect to each Distribution Date and (A) each class of LIBOR Certificates (other than the classes of Grantor Trust Certificates), is (x) the interest accrued at the applicable Pass-Through Rate for the applicable Interest Accrual Period on the Class Certificate Balance or Notional Amount of that class immediately prior to that Distribution Date minus
(y) the Net Deferred Interest, if any, allocated to that class for that Distribution Date and (B) each class of Grantor Trust Certificates, is the interest accrued at the applicable Pass-Through Rate for the applicable Interest Accrual Period on the Class Certificate Balance of that class immediately prior to that Distribution Date; provided that if a default under the related Cap Agreement exists, the Current Interest for that class of Grantor Trust Certificates will be reduced by the Net Deferred Interest allocated to the related class of underlying certificates for that Distribution Date.

      "Interest Carry Forward Amount," with respect to each class of LIBOR Certificates and each Distribution Date, is the sum of

      (i) the excess of:

            (a) Current Interest for that class with respect to prior Distribution Dates, over

            (b) the amount actually distributed to that class with respect to interest on prior Distribution Dates; and

      (ii) interest for the applicable Interest Accrual Period on the amount described above based on the Pass-Through Rate for the applicable class of LIBOR Certificates.

      "Adjusted Net Mortgage Rate," with respect to each Mortgage Loan and any Distribution Date is equal to the Mortgage Rate on that Mortgage Loan as of the Due Date in the prior month minus the related expense fee rate.

      The "Net Rate Cap" for each Distribution Date and the following classes of certificates is:

      o with respect to the Group 1 Senior Certificates (other than the Class 1-AX Certificates), the product of (A) the excess of (x) the weighted average Adjusted Net Mortgage Rate on the Group 1 Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) over (y) the product of (i) a fraction, the numerator of which is the amount of interest accrued on the Class 1-AX Certificates on that Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Group 1 Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (ii) 12 and
            (B) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period;

      o with respect to the Group 2 Senior Certificates (other than the Class 2-AX Certificates), the product of (A) the excess of (x) the weighted average Adjusted Net Mortgage Rate on the Group 2 Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) over (y) the product of (i) a fraction, the numerator of which is the amount of interest accrued on the Class 2-AX Certificates on that Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Group 2 Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date) and (ii) 12 and
            (B) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days in the related Interest Accrual Period; and

      o with respect to the Subordinated Certificates, the weighted average of the Net Rate Caps for the Group 1 Senior Certificates and the Group 2 Senior Certificates, in each case, weighted on the basis of the excess of the aggregate Stated Principal Balance of the Group 1 Mortgage Loans and the Group 2 Mortgage Loans, respectively, in each case as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), over the aggregate Class Certificate Balance of the Group 1 Senior Certificates and the aggregate Class Certificate Balance of the Group 2 Senior Certificates, respectively.

      The "Net Rate Carryover" for a class of LIBOR Certificates (other than the Notional Amount Certificates) (with respect to a class of Grantor Trust Certificates, indirectly through the related class of underlying certificates) on any Distribution Date is the excess of:

            (1) the amount of interest that class would have accrued for that Distribution Date had the Pass-Through Rate for that class and the related Interest Accrual Period not been calculated based on the related Net Rate Cap, over

            (2) the amount of interest that class accrued on that Distribution Date based on the related Net Rate Cap,

      plus the unpaid portion of any excess from prior Distribution Dates (and interest accrued thereon at the then-applicable Pass-Through Rate, without giving effect to the related Net Rate Cap).

      Distributions of Funds from the Corridor Contract and the Cap Agreements

      On each Distribution Date on or prior to the Corridor Contract Termination Date, amounts received on the Corridor Contract will be deposited in the Corridor Account. The Trustee will then disburse these amounts to the Carryover Reserve Fund and then distribute the amounts to pay any unpaid Net Rate Carryover for the Class 1-A2AU Certificates. Any amounts remaining after this application will be distributed to the Class C Certificates and will not be available for the payment of any Net Rate Carryover on any class of certificates on future Distribution Dates unless the Corridor Contract is subject to an early termination, in which case any early termination payment received by the issuing entity in respect of the Corridor Contract will be deposited by the Trustee in the Corridor Account to cover any Net Rate Carryover on the Class 1-A2AU Certificates until the Corridor Contract Termination Date. Amounts paid to the underlying Class 1-A2AU Certificates from the corridor contract will be distributed to the Class 1-A2A Certificates through the related Grantor Trust.

      On each Distribution Date on or prior to the Cap Agreement Termination Date, amounts received on a Cap Agreement for Net Deferred Interest on the related class of underlying certificates will be deposited in the related Grantor Trust Distribution Account. Such amounts will be distributed to the related class of Grantor Trust Certificates as described under "Description of the Certificates--The Cap Agreements" below.

      Allocation of Net Deferred Interest

      With respect to each Mortgage Loan and each related Due Date, "Deferred Interest" will be the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due for such Due Date. This excess may occur because the Mortgage Rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually (and in some cases only after expiration of a five-year fixed-payment period), or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

      With respect to each loan group and Distribution Date, the "Net Deferred Interest" is equal to the excess, if any, of the aggregate Deferred Interest that accrued on the related Mortgage Loans as described above, over the Principal Payment Amount for those Mortgage Loans for that Distribution Date.

      To the extent that there is Net Deferred Interest for a loan group on a Distribution Date, the Net Deferred Interest (x) with respect to the Mortgage Loans in a loan group will be allocated pro rata to the related classes of Senior Certificates (other than the Notional Amount Certificates) (based on the respective Class Certificate Balances relative to the sum of the aggregate Class Certificate Balance of the related Senior Certificates (other than the Notional Amount Certificates) immediately prior to the related Distribution Date and the classes of Subordinated Certificates (based on their Apportioned Principal Balance relative to the related Group Subordinate Amount for that loan group immediately prior to the related Distribution Date) in reduction of the amount of interest otherwise distributable to those classes of certificates. To the extent that any Net Deferred Interest allocated to a class of certificates would exceed the amount of Current Interest accrued on that class for that Distribution Date (or on the related Apportioned Principal Balance in the case of the Subordinated Certificates), the amount of that excess will be allocated to the Class C Certificates to the extent distributions would otherwise be made to the Class C Certificates. Thereafter, that excess amount will be allocated among the related classes of certificates (other than the Notional Amount Certificates), in proportion to, and up to, the amount of any remaining interest otherwise distributable on the certificates or, in the case of the Subordinated Certificates, the related Apportioned Principal Balance. The interest due on the Class 1-AX and Class 2-AX Certificates will not be limited due to any allocations of net deferred interest to the LIBOR Certificates.

      Any Net Deferred Interest allocated to a class of certificates will be added to the Class Certificate Balance of the applicable class of certificates. As long as no default exists under the related Cap Agreement, the Cap Counterparty will pay to the Grantor Trustee, and the Grantor Trustee will distribute to the related class of Grantor Trust Certificates, the amount of Net Deferred Interest allocated to the related class of underlying certificates.

      The "Apportioned Principal Balance" for any class of Subordinated Certificates for any Distribution Date is the Class Certificate Balance of that class immediately prior to that Distribution Date multiplied by a fraction, the numerator of which is the applicable Group Subordinate Amount for that date and the denominator of which is the aggregate Class Certificate Balance of the Subordinated Certificates immediately prior to that Distribution Date. The "Group Subordinate Amount" for either loan group and any Distribution Date is the excess of the aggregate Stated Principal Balance of the Mortgage Loans in that loan group as of the immediately preceding Distribution

Date (or on the cut-off date with respect to the first Distribution Date) over the aggregate Class Certificate Balance of the related Senior Certificates immediately prior to that Distribution Date.

The Corridor Contract

      DBNTC, as trustee of a separate trust created under the pooling and servicing agreement (the "Corridor Trust") will enter into an interest rate corridor transaction with Lehman Brothers Special Financing (the "Corridor Contract Counterparty"), as evidenced by a confirmation between the Corridor Trustee, on behalf of the Corridor Trust, and the Corridor Contract Counterparty (the "Corridor Contract"). In its capacity as trustee of the Corridor Trust, Deutsche Bank National Trust Company is referred to in this free writing prospectus as the "Corridor Trustee." The Class 1-A2AU Certificates will have the benefit of the Corridor Contract. Pursuant to the Corridor Contract, the terms of an ISDA Master Agreement will be incorporated into the Confirmation of the Corridor Contract, as if the ISDA Master Agreement had been executed by the Corridor Trustee, on behalf of the Corridor Trust, and the Corridor Contract Counterparty on the date that the Corridor Contract was executed. The Corridor Contract is subject to certain ISDA definitions.

      With respect to the Corridor Contract and any Distribution Date up to and including the Distribution Date in July 2009 (the "Corridor Contract Termination Date"), the amount payable by the Corridor Contract Counterparty under the Corridor Contract will equal the product of (i) the excess, if any, of (x) the lesser of (A) One-Month LIBOR (as determined by the Corridor Contract Counterparty) and (B) the Corridor Contract Ceiling Rate, over (y) the Corridor Contract Strike Rate, (ii) the Corridor Contract Notional Balance for that Distribution Date and (iii) (x) the number of days in the related Interest Accrual Period divided by (y) 360.

      The "Corridor Contract Notional Balance," the "Corridor Contract Strike Rate" and the "Corridor Contract Ceiling Rate" for each Distribution Date and the Corridor Contract are set forth on Schedule 2 to this free writing prospectus.

      The Corridor Contract will be subject to early termination only in limited circumstances. These circumstances generally include certain insolvency or bankruptcy events, the failure by the Corridor Contract Counterparty (within three business days after notice of such failure is received by the Corridor Contract Counterparty) to make a payment due under the Corridor Contract, the failure by either party (within 30 days after notice of such failure is received) to perform any other agreement made by it under the Corridor Contract and the Corridor Contract becoming illegal or subject to certain kinds of taxation.

      It will be an additional termination event under the Corridor Contract if the Corridor Contract Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 C.F.R. ss.ss.229.1100-229.1123 ("Regulation AB") with respect to certain reporting obligations of the depositor with respect to the issuing entity which continues unremedied for the time period provided in the Corridor Contract and the Corridor Contract Counterparty fails to transfer the Corridor Contract, at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Corridor Contract, and (iii) is approved by the depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable.

      If the Corridor Contract is terminated early, the Corridor Contract Counterparty will likely owe a termination payment to the Corridor Trustee, payable in a lump sum to be deposited in the Corridor Account and disbursed on future Distribution Dates to the Carryover Reserve Fund to pay Net Rate Carryover Amounts to the holders of the Class 1-A2AU Certificates until the Corridor Contract Termination Date. However, if a termination occurs, we can not give you any assurance that any such termination payment will be owing to the Corridor Trustee.

      The certificates do not represent an obligation of the Corridor Contract Counterparty. The holders of the certificates are not parties to or beneficiaries under the Corridor Contract and will not have any right to proceed directly against the Corridor Contract Counterparty in respect of its obligations under the Corridor Contract.

      The Corridor Contract will be filed with the SEC as an exhibit to a Current Report on Form 8-K after the closing date.

The Cap Agreements

      DBNTC, as supplemental interest trustee for the Supplemental Interest Trust, on behalf of each Grantor Trust, will enter into an interest rate cap transaction with Lehman Brothers Special Financing (the "Cap Counterparty"), as evidenced by a confirmation (the "Cap Agreement"). Each Cap Agreement will be an asset of the supplemental interest trust, held for the related Grantor Trust. Pursuant to each Cap Agreement, the terms of an ISDA Master Agreement were incorporated into the confirmation of that Cap Agreement, as if the ISDA Master Agreement had been executed by the supplemental interest trustee and the Cap Counterparty on the date that the related Cap Agreement was executed. Each Cap Agreement is subject to certain ISDA definitions.

      Each class of Grantor Trust Certificates will be entitled to payments from the related Cap Agreement. With respect to any Distribution Date on or prior to the Cap Agreement Termination Date, the applicable Cap Agreement will provide for the payment to the supplemental interest trust, on behalf of the related Grantor Trust of the related Cap Payment, if and to the extent applicable. Conversely, with respect to any Distribution Date on or prior to the Cap Agreement Termination Date, the supplemental interest trust, on behalf of the related Grantor Trust, will pay the Cap Counterparty the related Cap Counterparty Payment, if and to the extent applicable.

      "Cap Counterparty Payment" means, on each Distribution Date and with respect to each class of Grantor Trust Certificates, the following amounts due to the Cap Counterparty pursuant to the related Cap Agreement: (i) from interest payments on the related class of underlying certificates, accrued and unpaid interest on the related Cap Deferred Interest Amount and (ii) to the extent of principal payments on the related class of underlying certificates, the related Cap Deferred Interest Amount.

      "Cap Deferred Interest Amount" means, as of any Distribution Date and with respect to each class of Grantor Trust Certificates, the amount, if any, of Net Deferred Interest allocated to the related class of underlying certificates, to the extent covered by a previous Cap Payment and not previously paid to the Cap Counterparty.

      "Cap Payment" means, on each Distribution Date and with respect to each class of Grantor Trust Certificates, the amount, if any, due from the Cap Counterparty pursuant to related Cap Agreement, which will equal any Net Deferred Interest allocated to the related class of underlying certificates for that Distribution Date.

      Each Cap Agreement is terminable by either the Grantor Trustee, on behalf of the related Grantor Trust, or the Cap Counterparty, following the occurrence of certain specified events of default or termination events, including failure of a party to make required payments, and certain standard events under the ISDA Master Agreement. In the event of such an event of default or termination event, either (i) an amount may become immediately due and payable to the Cap Counterparty, which shall be paid by the supplemental interest trust, on behalf of the related Grantor Trust to the Cap Counterparty from amounts otherwise payable by the supplemental interest trust, on behalf of the related Grantor Trust to the related class of Grantor Trust Certificates or (ii) an amount may become immediately due and payable to the supplemental interest trust, on behalf of the related Grantor Trust on behalf of the related class of Grantor Trust Certificates by the Cap Counterparty. In addition the Current Interest thereon will be reduced by the amount of Net Deferred Interest allocated to the related class of underlying certificates.

      It will be an additional termination event under each Cap Agreement if the Cap Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 C.F.R. ss.ss.229.1100-229.1123 ("Regulation AB") with respect to certain reporting obligations of the depositor with respect to the issuing entity, which continues unremedied for the time period provided in each Cap Agreement and the Cap Counterparty fails to transfer related Cap Agreement, at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any rating requirement set forth in that Cap Agreement, and (iii) is approved by the depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable.

      The certificates do not represent an obligation of the Cap Counterparty or the Grantor Trustee. The holders of the certificates are not parties to or beneficiaries under the related Cap Agreement and will not have any right to proceed directly against the Cap Counterparty in respect of its obligations under the related Cap Agreement or against the Grantor Trustee in respect of its obligations under the pooling and servicing agreement.

      Each Cap Agreement will be filed with the SEC as an exhibit to a Current Report on Form 8-K after the closing date.

Determination of LIBOR

      The Pass-Through Rate for the Senior and Subordinated Certificates and the Grantor Trust Certificates is based on LIBOR (such certificates, "LIBOR Certificates").

      LIBOR applicable to an Interest Accrual Period for a class of LIBOR Certificates will be determined on the second London Business Day prior to the commencement of such Interest Accrual Period (a "LIBOR Determination Date"). On each LIBOR Determination Date the Trustee, as calculation agent (in such capacity, the "Calculation Agent"), will establish LIBOR for the Interest Accrual Period on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Moneyline Telerate Page 3750 as of 11:00 a.m. London time on each LIBOR Determination Date ("LIBOR"). Interest Settlement Rates currently are based on rates quoted by sixteen BBA designated banks as being, in the view of such banks, the offered rate at which deposits are being quoted to prime banks in the London interbank market. Such Interest Settlement Rates are calculated by eliminating the four highest rates and the four lowest rates, averaging the eight remaining rates, carrying the result (expressed as a percentage) out to six decimal places, and rounding to five decimal places. "Moneyline Telerate Page 3750" means the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices). "London Business Day" means any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

      If on any LIBOR Determination Date, the Calculation Agent is unable to calculate LIBOR in accordance with the method set forth in the immediately preceding paragraph, LIBOR for the next Interest Accrual Period for the applicable classes of LIBOR Certificates will be calculated in accordance with the method described in the prospectus under "Description of the Securities--Indices Applicable to Floating Rate and Inverse Floating Rate Classes--LIBOR."

      If on the initial LIBOR Determination Date, the Calculation Agent is required but unable to determine LIBOR in the manner provided in the prospectus, LIBOR for the initial LIBOR Determination Date will be 5.320%.

Principal

      Distributions of Principal. On each Distribution Date, the Principal Distribution Amount for that Distribution Date with respect to each loan group is required to be distributed as follows until such Principal Distribution Amount has been fully distributed:

      (1) For each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, until the aggregate Class Certificate Balance of the Certificates equals the Target Amount for that Distribution Date:

            (A) concurrently:

                  (i) from the Principal Distribution Amount for loan group 1, in the following priority:

                        first, to the Group 1 Senior Certificates, according to
                  the Group 1 Senior Allocation Method, until their respective Class Certificate Balances are reduced to zero; and
                        second, to the Class 2-A Certificates (after the
                  distribution of the Principal Distribution Amount for loan group 2 as described below), until its Class Certificate Balance is reduced to zero; and

                  (ii) from the Principal Distribution Amount for loan group 2, in the following priority:

                        first, to the Class 2-A Certificates, until its Class
                  Certificate Balance is reduced to zero; and

                        second, to the Group 1 Senior Certificates, (after the
                  distribution of the Principal Distribution Amount for loan group 1 as described above), according to the Group 1 Senior Allocation Method, until their respective Class Certificate Balances are reduced to zero; and

      (B) from the remaining Principal Distribution Amounts for both loan groups, in the following priority:

                  (i) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

                  (ii) any remainder as part of the Excess Cashflow to be
            allocated as described under "--Overcollateralization Provisions" below.

      (2) For each Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, from the Principal Distribution Amounts for both loan groups, in the following priority:

            (i) (a) for so long as any class of Subordinated Certificates is outstanding, to the Group 1 Senior Certificates (from amounts in loan group 1, except as provided below) and to the Group 2 Senior Certificates (from amounts in loan group 2, except as provided below), in each case in accordance with clause (1), concurrently by Principal Allocation Percentage, in an amount equal to the lesser of (x) the Principal Distribution Amount for the related loan group for that Distribution Date and (y) the Senior Principal Distribution Amount for the related loan group for that Distribution Date, until the Class Certificate Balance of each such class has been reduced to zero; or (b) otherwise to each class of Senior Certificates (in each case in accordance with clause (1), concurrently by Principal Allocation Percentage), the Principal Distribution Amount for the related loan group for that Distribution Date;

            (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the Subordinated Class Principal Distribution Target Amount for each such class, until their respective Class Certificate Balances are reduced to zero; and

            (iii) any remainder as part of the Excess Cashflow to be allocated as described under "--Overcollateralization Provisions" below.

      Definitions Related to Principal Distributions.

      "Stated Principal Balance" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor and (ii) prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the Prepayment Period in which the Due Date occurs and increased by any Deferred Interest added to the principal balance on or prior to that Due Date. The Stated Principal Balance of a Liquidated

Mortgage Loan is zero. The "Pool Principal Balance" equals the aggregate Stated Principal Balances of the Mortgage Loans.

      "Prepayment Period" means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from October 1, 2006) through the fifteenth day of the calendar month in which the Distribution Date occurs.

      "Principal Distribution Amount" with respect to each Distribution Date and loan group is the (a) Principal Remittance Amount for that Distribution Date, minus (b) the Overcollateralization Release Amount allocated to that loan group for that Distribution Date.

      "Principal Payment Amount" means for any Distribution Date and loan group, the Principal Remittance Amount for that loan group for that Distribution Date before application to offset the Deferred Interest related to that loan group for that Distribution Date.

      "Senior Principal Distribution Amount" for any Distribution Date an amount equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to that Distribution Date, 100% of the Principal Distribution Amount for each loan group for that Distribution Date and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to that Distribution Date, the amount, if any, by which (x) the aggregate Class Certificate Balance of the classes of Senior Certificates after allocation of any Net Deferred Interest for that Distribution Date but prior to any distributions on that Distribution Date exceeds (y) the Senior Target Amount.

      The "Group 1 Senior Allocation Method" means the following allocation:

first, concurrently, pro rata based on the aggregate Class Certificate Balance of the related classes of certificates,

            (a) sequentially, to the Class 1-A1AU, Class 1-A2AU and Class 1-A4AU Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, and

            (b) to the Class 1-A1B Certificates, until its Class Certificate Balance is reduced to zero; and

second, concurrently, to the Class 1-A3AU and Class 1-A3BU Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero.

      "Senior Target Amount" for any Distribution Date, an amount equal to the lesser of (a) the product of (1) (i) for each Distribution Date prior to the Distribution Date in November 2012, approximately 74.00%; and (ii) thereafter, approximately 79.20% and (2) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period and (b) the amount, if any, by which (1) the Pool Principal Balance for that Distribution Date determined as of the last day of the related Due Period exceeds (2) the OC Floor.

      "Senior Proportionate Percentage" for loan group 1 with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate current Class Certificate Balance of the Group 1 Senior Certificates for that Distribution Date and the denominator of which is the aggregate current Class Certificate Balance of the Senior Certificates for that date. For loan group 2 with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of the current Class Certificate Balance of the Class 2-A Certificates for that Distribution Date and the denominator of which is the aggregate current Class Certificate Balance of the Senior Certificates for that date.

      "Principal Allocation Percentage" for loan group 1 with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Principal Remittance Amount for loan group 1 for that Distribution Date and the denominator of which is the aggregate of the Principal Remittance Amounts for loan group 1 and loan group 2 for that date. For loan group 2 with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the Principal Remittance Amount for loan group 2 for that Distribution Date and the denominator of which is the aggregate of the Principal Remittance Amounts for loan group 1 and loan group 2 for that date.

      "Subordinated Class Principal Distribution Target Amount" for any class of Subordinated Certificates and Distribution Date will equal the excess of:

      (1) the sum of: (a) the aggregate Class Certificate Balance of the Senior Certificates (not including the Notional Amount Certificates) (after taking into account the distribution of the Senior Principal Distribution Amount for that Distribution Date and allocation of Net Deferred Interest, if any), (b) the aggregate Class Certificate Balance of any class(es) of Subordinated Certificates that are senior to the subject class (in each case, after taking into account distribution of the Subordinated Class Principal Distribution Target Amount(s) for such more senior class(es) of certificates for such Distribution Date and allocation of Net Deferred Interest, if any), and (c) the Class Certificate Balance of the subject class of Subordinated Certificates immediately prior to such Distribution Date (after allocation of Net Deferred Interest, if any) over

      (2) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of certificates and (y) the Pool Principal Balance for that Distribution Date and (b) the Pool Principal Balance for that Distribution Date minus the OC Floor;

      provided, however, that if such class of Subordinated Certificates is the only class of Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount until its Class Certificate Balance is reduced to zero.

      The "Initial Target Subordination Percentage" and "Stepdown Target Subordination Percentage" for any class of Subordinated Certificates will approximately equal the respective percentages indicated in the following table:

                     Initial Target     Stepdown Target    Stepdown Target
                     Subordination       Subordination      Subordination
                      Percentage         Percentage (1)      Percentage (2)
                     --------------     ---------------    ----------------
Class M-1......           8.20%             20.50%             16.40%
Class M-2......           6.20%             15.50%             12.40%
Class M-3......           5.45%             13.62%             10.90%
Class M-4......           4.20%             10.50%              8.40%
Class M-5......           3.60%              9.00%              7.20%
Class M-6......           3.05%              7.62%              6.10%
Class M-7......           2.55%              6.37%              5.10%
Class M-8......           2.05%              5.12%              4.10%
Class M-9......           1.55%              3.87%              3.10%
Class M-10.....           1.15%              2.88%              2.30%

----------
(1) For any Distribution Date occurring on or after the Distribution Date occurring in November 2009 and prior to the Distribution Date occurring in November 2012.

(2) For any Distribution Date occurring on or after the Distribution Date occurring in November 2012.

      The Initial Target Subordination Percentages will not be used to calculate distributions on the Subordinated Certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the Subordinated Certificates and the Overcollateralization Amount. The Initial Target Subordination Percentage for any class of Subordinated Certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate initial Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial Overcollateralization Target Amount and the denominator of which is equal to the sum of the Pool Principal Balance as of the cut-off date.

      The "Target Amount" means for any Distribution Date, an amount equal to the Pool Principal Balance for that Distribution Date minus the Overcollateralization Target Amount for that Distribution Date.

      "OC Floor" means an amount equal to 0.50% of the Cut-off Date Pool Principal Balance of the Mortgage Loans.

      "Overcollateralization Deficiency Amount," with respect to any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on that Distribution Date (after giving effect to distributions of the Principal Remittance Amount for each loan group on that Distribution Date).

      "Overcollateralization Target Amount" means with respect to any Distribution Date (a) prior to the Stepdown Date, an amount equal to approximately 1.15% of the Pool Principal Balance as of the Cut-off Date and (b) on or after the Stepdown Date, the greater of (1) the product of (i) for any Distribution Date on or after the Stepdown Date but prior to the Distribution Date in November 2012, 2.875% and thereafter, 2.300% and (ii) of the Pool Principal Balance as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (2) the OC Floor; provided, however, that if a Trigger Event is in effect on any Distribution Date, the Overcollateralization Target Amount will be the Overcollateralization Target Amount as in effect for the prior Distribution Date.

      "Overcollateralized Amount" for any Distribution Date is the amount, if any, by which (x) the Pool Principal Balance in the Mortgage Pool as of the Due Date in the month of that Distribution Date exceeds (y) the aggregate Class Certificate Balance of the Senior and Subordinated Certificates (after giving effect to distributions on that Distribution Date).

      "Overcollateralization Release Amount" means with respect to any Distribution Date, an amount equal to the lesser of (x) the Principal Remittance Amount for both loan groups for that Distribution Date and (y) the amount, if any, by which the Overcollateralized Amount for that date (calculated for this purpose on the basis of the assumption that 100% of the Principal Remittance Amount for that date is applied in reduction of the Class Certificate Balances of the Offered Certificates) exceeds the Overcollateralization Target Amount for that date.

      "Stepdown Date" is the later to occur of (x) the Distribution Date in November 2009 and (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Due Period, but before giving effect to distributions on any certificates on that Distribution Date) is greater than or equal to (a) on any Distribution Date prior to the Distribution Date in November 2012, 26.00% and (b) on any Distribution Date on or after that Distribution Date, 20.80%.

      A "Trigger Event" is in effect with respect to a Distribution Date on or after the Stepdown Date if either a Delinquency Trigger Event is in effect with respect to that Distribution Date or a Cumulative Loss Trigger Event is in effect with respect to that Distribution Date.

      A "Delinquency Trigger Event" is in effect with respect to any Distribution Date on or after the Stepdown Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds, for Distribution Dates prior to November 2012, 26.95%, and, for Distribution Dates on or after November 2012, 33.65% of the Senior Enhancement Percentage for such Distribution Date.

      The "Senior Enhancement Percentage" with respect to a Distribution Date on or after the Stepdown Date is equal to a fraction (expressed as a percentage) of:

            (1) the numerator of which is sum of the aggregate Class Certificate Balance of the Subordinated Certificates and the Overcollateralized Amount (which, for purposes of this definition only, shall not be less than zero) and

            (2) the denominator of which is the Pool Principal Balance for the preceding Distribution Date, in each case after giving effect to distributions on that Distribution Date.

      A "Cumulative Loss Trigger Event" is in effect with respect to a Distribution Date on or after the Stepdown Date if the aggregate amount of Realized Losses on the Mortgage Loans from (and including) the Cut-off Date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries received from the Cut-off Date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for that Distribution Date, of the Cut-off Date Pool Principal Balance, as set forth below:

Distribution Date                      Percentage
-----------------                      ----------

November 2009 - October 2010........   0.45% with respect to November 2009, plus
                                         an additional 1/12th of 0.35% for each
                                         month thereafter through October 2010

November 2010 - October 2011........   0.80% with respect to November 2010, plus
                                         an additional 1/12th of 0.35% for each
                                         month thereafter through October 2011

November 2011 - October 2012........   1.15% with respect to November 2011, plus
                                         an additional 1/12th of 0.45% for each
                                         month thereafter through October 2012

November 2012 - October 2013........   1.60% with respect to November 2012, plus
                                         an additional 1/12th of 0.15% for each
                                         month thereafter through October 2013

November 2013 and thereafter........   1.75%

      "Unpaid Realized Loss Amount" means for any class of Senior and Subordinated Certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class, and in the case of the Senior Certificates, together with interest thereon at the applicable Pass-Through Rate.

      A "Realized Loss" with respect to a Distribution Date and any defaulted Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the Due Date after such Mortgage Loan has been liquidated.

      The "Rolling Three Month Delinquency Rate" with respect to any Distribution Date, is an amount equal to the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding months.

      The "Delinquency Rate" for any month is the fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that are 60 or more days delinquent (including all foreclosures, bankruptcies and REO properties) as of the close of business on the last day of that month, and the denominator of which is the Pool Principal Balance as of the last day of that month.

      "Subsequent Recoveries" are unexpected recoveries received after the determination by the Servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the Servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.

      "Grantor Trust Available Funds" for any class of Grantor Trust Certificates and any Distribution Date is equal to the sum, without duplication, of:

      (i) any distributions received from the related class of underlying certificates on that Distribution Date including, with respect to the Class 1-A2A Certificates, amounts received by the Class 1-A2AU Certificates under the Corridor Contract;

      (ii) any payments received by the Grantor Trustee from the Cap Counterparty under the related Cap Agreement on that Distribution Date; and

      (iii) all other assets of the related Grantor Trust, following the payments of amounts to reimburse the Grantor Trustee for its reimbursable expenses as set forth in the pooling and servicing agreement.

Overcollateralization Provisions

      The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the Senior and Subordinated Certificates. As a result, interest collections on the Mortgage Loans are expected to be generated in excess of the amount of interest distributable to the holders of the Senior and Subordinated Certificates and the fees and expenses payable by the issuing entity. The Excess Cashflow, if any, will be applied on each Distribution Date as a payment of principal on the class or classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

      The "Excess Cashflow" with respect to any Distribution Date is the sum of
(i) the Interest Funds for both loan groups remaining after the distribution of interest to the holders of the Senior and Subordinated Certificates for that Distribution Date, (ii) the Overcollateralization Release Amount and (iii) any remaining Principal Distribution Amount for both loan groups for that date.

      With respect to any Distribution Date, any Excess Cashflow will be paid to the classes of Senior and Subordinated Certificates in the following priority, in each case to the extent of the remaining Excess Cashflow:

            (1) for each Distribution Date occurring (a) before the Stepdown Date or (b) on or after the Stepdown Date but for which a Trigger Event is in effect, then until the aggregate Class Certificate Balance of the Senior and Subordinated Certificates equals the Target Amount for that Distribution Date, in the following priority:

            (i) after giving effect to principal distributions on that Distribution Date (as described under "--Priority of Principal Distributions" above), to the classes of Senior Certificates related to each loan group pro rata, based on the related Senior Proportionate Percentage, allocated in accordance with clause (1) of "--Priority of Principal Distributions" above, in reduction of their respective Class Certificate Balances, until their respective Class Certificate Balances have been reduced to zero; and

            (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, until their respective Class Certificate Balances have been reduced to zero;

            (2) for each Distribution Date occurring on or after the Stepdown Date and for which a Trigger Event is not in effect, in the following priority:

            (i) after giving effect to principal distributions on that Distribution Date (as described under "--Priority of Principal Distributions" above), to the classes of Senior Certificates related to each loan group pro rata, based on the related Senior Proportionate Percentage, to the Senior Certificates, in each case allocated in accordance with clause (1) of "--Priority of Principal Distributions" above, in reduction of their respective Class Certificate Balances, until the aggregate Class Certificate Balance of the Senior Certificates, after giving effect to distributions on that Distribution Date, equals the Senior Target Amount for that Distribution Date;

            (ii) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, the Subordinated Class Principal Distribution Target Amount for each such class, until their respective Class Certificate Balances are reduced to zero; and

            (3) first, concurrently to each class of Senior Certificates in proportion to their respective Unpaid Realized Loss Amounts, the Unpaid Realized Loss Amount for each such class; and

            second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, any Unpaid Realized Loss Amounts on for that class and that Distribution Date;

            (4) to the Carryover Reserve Fund, the amount of any Net Rate Carryover and then from the Carryover Reserve Fund, in the following priority:

                  (a) concurrently, to the classes of Senior Certificates, the amount of any Net Rate Carryover and unpaid Net Rate Carryover for each such class and that Distribution Date (as reduced by amounts received from the Corridor Contract with respect to the Class 1-A2AU Certificates (and indirectly the Class 1-A2A Certificates) respectively), to be paid from amounts on deposit in the Carryover Reserve Fund, pro rata, in proportion to the amount of such shortfalls;

                  (b) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10Certificates, in that order, any applicable Net Rate Carryover and unpaid Net Rate Carryover for each such class and that Distribution Date; and

                  (c) to the Class C Certificates, as provided in the pooling and servicing agreement, any amounts remaining in the Carryover Reserve Fund in excess of amounts required to be on deposit therein after satisfying priorities (4)(a) and (4)(b) above for that Distribution Date; and

            (5) to the Class C and Class R Certificates, in that order, any remaining amount.

Carryover Reserve Fund

      The Pooling and Servicing Agreement establishes an account (the "Carryover Reserve Fund"), which is held in trust by the trustee on behalf of the holders of the certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Carryover Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

      On each Distribution Date, to the extent that Excess Cashflow is available as described under "Overcollateralization Provisions" above, the trustee will deposit in the Carryover Reserve Fund the amount needed to pay any Net Rate Carryover on the LIBOR Certificates (other than the Notional Amount Certificates) as described under "Overcollateralization Provisions" above.

      In addition to the $1,000 deposit described in the preceding paragraph, on the closing date the depositor will cause to be deposited in the Carryover Reserve Fund an amount that is expected to be sufficient to cover any Net Rate Carryover on the interest-bearing certificates with respect to the first Distribution Date. On the applicable Distribution Date, such amount will be distributed first to the classes of the Senior Certificates, pro rata, based upon the amount of any Net Rate Carryover with respect to each such class of certificates, and then, sequentially, to Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order. Any such amount that remains from the initial deposit caused by the depositor after payment of any Net Rate Carryover to the certificates on the first Distribution Date will be distributed to Lehman Brothers Inc. and will not be available to cover any Net Rate Carryover on subsequent Distribution Dates. On each Distribution Date, the Corridor Trustee will deposit in the Carryover Reserve Fund amounts from the Corridor Account and distribute the amounts to the Class 1-A2AU Certificates to pay any Net Rate Carryover on that class as described under "Description of the Certificates--Interest--Distributions of Funds from the Corridor Contract" above. Amounts paid to the underlying Class 1-A2AU Certificates from the Corridor Contract will be distributed to the Class 1-A2A Certificates through the related Grantor Trust.

Applied Realized Loss Amounts

      If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the Senior and Subordinated Certificates exceeds the Pool Principal Balance, the amount of such excess will be applied to reduce the Class Certificate Balances of the Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the Class Certificate Balance of such class has been reduced to zero. After the Class Certificate Balance of each class of Subordinated Certificates has been reduced to zero, and to the extent there is no overcollateralization or excess interest, (x) any realized losses from the Group 1 Mortgage Loans will be allocated concurrently, pro rata based on their aggregate Class Certificate Balances, as follows:

(A) first, to the Class 1-A1B Certificates and second, concurrently, to the Class 1-A1AU, Class 1-A2AU and Class 1-A4AU Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, and

(B) sequentially, to the Class 1-A3BU and Class 1-A3AU Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, and

(y) any realized losses from the Group 2 Mortgage Loans will be allocated to reduce the Class Certificate Balances of the Class 2-A Certificates, until its Class Certificate Balance is reduced to zero.

Any such reduction described in this paragraph is an "Applied Realized Loss Amount." Realized Losses allocated to a class of underlying certificates will be indirectly allocated to the related class of Grantor Trust Certificates.

      Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above, will accrue for the related class of certificates on the Class Certificate Balance as so reduced unless the Class Certificate Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Class Certificate Balance of such class as described in the definition of Class Certificate Balance above.

                                   SCHEDULE 2

                                                   Corridor         Corridor
                            Corridor               Contract         Contract
                            Contract              Strike Rate     Ceiling Rate
                            Notional               for Class       for Class
                           Balance of               1-A2AU           1-A2AU
                          Class 1-A2AU           Certificates     Certificates
Distribution Date        Certificates ($)            (%)             (%)
-----------------        ----------------        ------------     ------------
November 2006             104,483,000.00             9.10           11.35

December 2006             104,483,000.00             9.10           11.35

January 2007              104,483,000.00             9.10           11.35

February 2007             104,483,000.00             9.10           11.35

March 2007                104,483,000.00             9.10           11.35

April 2007                104,483,000.00             9.10           11.35

May 2007                  104,483,000.00             9.10           11.35

June 2007                 104,483,000.00             9.10           11.35

July 2007                 104,483,000.00             9.10           11.35

August 2007               104,483,000.00             9.10           11.35

September 2007            104,483,000.00             9.10           11.35

October 2007              104,483,000.00             9.10           11.35

November 2007             104,483,000.00             9.10           11.35

                                                   Corridor         Corridor
                            Corridor               Contract         Contract
                            Contract              Strike Rate     Ceiling Rate
                            Notional               for Class       for Class
                           Balance of               1-A2AU           1-A2AU
                          Class 1-A2AU           Certificates     Certificates
Distribution Date        Certificates ($)            (%)             (%)
-----------------        ----------------        ------------     ------------
December 2007             104,483,000.00             9.10           11.35

January 2008              104,483,000.00             9.10           11.35

February 2008             104,483,000.00             9.10           11.35

March 2008                104,483,000.00             9.10           11.35

April 2008                104,483,000.00             9.10           11.35

May 2008                  104,483,000.00             9.10           11.35

June 2008                 104,483,000.00             9.10           11.35

July 2008                 104,483,000.00             9.10           11.35

August 2008               104,483,000.00             9.10           11.35

September 2008            104,483,000.00             9.10           11.35

October 2008               94,663,861.85             9.10           11.35

November 2008              83,354,270.25             9.10           11.35

December 2008              72,042,233.13             9.10           11.35

January 2009               61,137,357.56             9.10           11.35

February 2009              50,510,815.24             9.10           11.35

March 2009                 40,238,690.03             9.10           11.35

April 2009                 30,180,378.89             9.10           11.35

May 2009                   20,452,717.66             9.10           11.35

June 2009                  10,978,067.72             9.10           11.35

July 2009                   1,655,943.63             9.10           11.35

August 2009 and
thereafter                          0.00             0.00            0.00